UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

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Steel Partners Holdings L.P.
(Name of the Registrant as Specified In Its Charter)

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STEEL PARTNERS HOLDINGS L.P.
590 Madison Avenue, 32nd Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS
To Be Held May 18, 2020

April 3, 2020

To our Limited Partners:

You are cordially invited to attend the Annual Meeting of Limited Partners (the “Annual Meeting”) of Steel Partners Holdings L.P. (the “Company”) to be held on Monday, May 18, 2020, at 12:00 p.m. (New York time). Due to the emerging public health impact of the coronavirus (COVID-19) outbreak and to support the health and well-being of our unitholders, this year's Annual Meeting will be held in a virtual meeting format only. You will be able to attend the Annual Meeting virtually and vote and submit questions during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/SPLP2020. Items of business at the Annual Meeting will be:

1. To elect seven independent directors to serve on the Board of Directors of our general partner, Steel Partners Holdings GP Inc.

2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers.

3. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

4. To approve the amendment and restatement of the 2018 Incentive Award Plan to increase the number of LP Units reserved for issuance by 500,000.

5. To transact any other business as may properly come before the Annual Meeting or any postponement or adjournments of the Annual Meeting. Each holder of record is entitled to one vote for each LP Unit held at that time.

We have elected to take advantage of the Securities and Exchange Commission's rule that allows us to furnish our proxy materials to our unitholders over the Internet. We believe electronic delivery will expedite the receipt of materials and, by printing and mailing a smaller volume, will reduce the environmental impact of our annual meeting materials and help lower our costs. On or about April 3, 2020, a notice of Internet availability of proxy materials (the “Notice of Internet Availability”) was mailed to holders of record of the Company's common limited partnership units, no par value (“LP Units”), at the close of business on March 19, 2020. This Notice of Internet Availability contains instructions on how unitholders may access online the notice of Annual Meeting (the “Notice of Annual Meeting”), the proxy statement (the “Proxy Statement”), the annual report on Form 10-K for the 2019 fiscal year (the “Annual Report” or “Annual Report on Form 10-K”) and the annual letter to stakeholders (the “Stakeholder Letter”). You will not receive a printed copy of these materials unless you specifically request one. The Notice of Internet Availability contains instructions on how to receive a paper copy of the proxy materials.

These items of business are more fully described in the attached Proxy Statement.

Your vote is important to us, regardless of whether or not you plan to attend the Annual Meeting. We encourage you to participate in the Annual Meeting, either by attending and voting at the Annual Meeting or by voting online or by telephone or by completing, dating, signing and promptly returning the enclosed proxy card (if you are a record holder of LP Units) or voting instruction card (if you own LP Units in street name) in the enclosed postage-paid envelope before the Annual Meeting. This will assure that your LP Units are represented at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON MONDAY, MAY 18, 2020

This notice of Annual Meeting and Proxy Statement, the Annual Report and the Stakeholder Letter are available on our website, www.steelpartners.com, under “Investor Relations - SEC Filings”.

By Order of the Board of Directors.

/s/ Warren G. Lichtenstein

WARREN G. LICHTENSTEIN
Executive Chairman

STEEL PARTNERS HOLDINGS L.P.
590 Madison Avenue, 32nd Floor
New York, New York 10022

PROXY STATEMENT

Annual Meeting of Limited Partners

This proxy statement (this “Proxy Statement”) is being furnished to the unitholders of Steel Partners Holdings L.P., a Delaware limited partnership (the “Company,” “we” or “us”), in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Steel Partners Holdings GP Inc., the general partner of the Company (“General Partner”), for use at the Annual Meeting of Limited Partners of the Company (the “Annual Meeting”) to be held on Monday, May 18, 2020, at 12:00 p.m. (New York time), and at any postponements or adjournments thereof. Due to the emerging public health impact of the coronavirus (COVID-19) outbreak and to support the health and well-being of our unitholders, this year's Annual Meeting will be held in a virtual meeting format only. You can virtually attend the live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/SPLP2020, where you will be able to vote electronically and submit questions during the Annual Meeting. For more information, see “Questions and Answers about the Annual Meeting and Voting.”

At the Annual Meeting, unitholders will be asked to consider and vote on the following proposals:

1. To elect seven independent directors to serve on the Board.

2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers.

3. To ratify the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

4.To approve the amendment and restatement of the 2018 Incentive Award Plan (the “A&R 2018 Plan”) to increase the number of LP Units reserved for issuance by 500,000.

5. To transact any other business as may properly come before the Annual Meeting or any postponement or adjournments of the Annual Meeting.

The Board unanimously recommends that unitholders vote “FOR” each of these proposals.

The Board has fixed the close of business on March 19, 2020 (the “Record Date”) as the record date for the determination of the holders of our common limited partnership units, no par value (the “LP Units”), entitled to notice of, and to vote, at the Annual Meeting. Each LP Unit entitles the holder thereof to cast one vote on each matter submitted for a vote at the Annual Meeting. Unitholders may vote virtually at the Annual Meeting. Alternatively, they may vote by proxy, (i) if unitholders of record, by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by voting on the Internet or by voting by telephone, or (ii) if beneficial owners of LP Units, by following the instructions of their bank, broker or third-party nominee on the voting instruction form. At the close of business on the Record Date, there were 25,013,274 LP Units outstanding and entitled to vote. There was no other class of voting LP Units of the Company outstanding on the Record Date.

On or about April 3, 2020, a notice of internet availability of proxy materials (the “Notice of Internet Availability”) was mailed to holders of the LP Units. This Notice of Internet Availability contains instructions on how unitholders may access online the notice of Annual Meeting, the Proxy Statement, the Annual Report on Form 10-K for the 2019 fiscal year (the “Annual Report” or “Annual Report on Form 10-K”) and the letter to stakeholders (the “Stakeholder Letter”). You will not receive a printed copy of these materials unless you specifically request one. The Notice of Internet Availability contains instructions on how to receive a paper copy of the proxy materials.

YOUR VOTE IS IMPORTANT TO US, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. WE ENCOURAGE YOU TO PARTICIPATE IN THE ANNUAL MEETING, EITHER BY ATTENDING AND VOTING AT THE VIRTUAL ANNUAL MEETING OR BY VOTING BEFOREHAND ONLINE OR BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD (IF YOU ARE A RECORD HOLDER OF LP UNITS) OR VOTING INSTRUCTION CARD (IF YOU OWN LP UNITS IN STREET NAME) IN THE PROVIDED POSTAGE-PAID ENVELOPE BEFORE THE ANNUAL MEETING. THIS WILL ENSURE THAT YOUR LP UNITS ARE REPRESENTED AT THE ANNUAL MEETING.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I being provided with these materials?

At the Annual Meeting, unitholders will be asked to consider and cast a vote on the following matters: the election of seven independent directors to the Board; the approval, on a non-binding, advisory basis, of the compensation of our named executive officers; the ratification of the selection of our independent registered public accounting firm; and the approval of the A&R 2018 Plan.

The Board does not know of any matters to be brought before the Annual Meeting other than as set forth in the notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

We are providing you with a Notice of Internet Availability and access to these proxy materials in connection with the solicitation by the Board to be used at the Annual Meeting and at any adjournment or postponement thereof. The Notice of Internet Availability will be sent to unitholders of record and beneficial stockholders as of the Record Date starting on or about April 3, 2020. The proxy materials, including the Notice of Annual Meeting, this Proxy Statement, the Annual Report and the Stakeholder Letter, will be made available to unitholders on the Internet on April 3, 2020.

When and where is the Annual Meeting taking place?

•	Date and Time. The Annual Meeting will be held “virtually” through a webcast on Monday, May 18, 2020 at 12:00 p.m. (New York time). There will be no physical meeting location. The meeting will only be conducted via webcast.
•	Access to the Webcast of the Annual Meeting. The webcast of the Annual Meeting will begin promptly at 12:00 p.m. (New York time). Online access to the webcast will open approximately thirty minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the meeting prior to the start time.
•	Log-in Instructions. As the Annual Meeting is being conducted via webcast, there is no physical meeting location. To attend the Annual Meeting, log in at www.virtualshareholdermeeting.com/SPLP2020. You will need your unique control number included on your Notice of Internet Availability, your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials.
•	Submission of Questions at the Annual Meeting. Once online access to the Annual Meeting is open, unitholders may submit questions, if any, on www.virtualshareholdermeeting.com/SPLP2020. You will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.

Who can attend the Annual Meeting?

Only holders of LP Units as of the Record Date, their proxy holders and our invited guests may attend the Annual Meeting.

What if I have technical or logistical difficulties accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the meeting webcast log in page.

What if I lost my control number but would like to attend the Annual Meeting?

You will be able to log in as a guest. To view the meeting webcast visit www.virtualshareholdermeeting.com/SPLP2020 and register as a guest. However, if you log in as a guest, you will not be able to vote your LP Units or submit questions during the meeting.

How many LP Units must be present to hold the Annual Meeting?

Only holders of record of the Company's LP Units at the close of business on March 19, 2020 will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 25,013,274 LP Units outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of the LP Units outstanding on the Record Date, represented by in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. “Broker non-votes” (as defined below under “What are the effects of abstentions or “broker non-votes”?”) are not counted as present and entitled to vote for purposes of determining a quorum.

How many votes are required to approve each proposal, how are votes counted and how does the Board recommend I vote?

Each LP Unit entitles the holder thereof as of the Record Date to cast one vote on the following matters submitted for a vote of the limited partners at the Annual Meeting.

Proposal 1: Election of Directors. Pursuant to the Company's Eighth Amended and Restated Agreement of Limited Partnership (the “LP Agreement”), dated as of February 20, 2020, the director nominees receiving a plurality of the votes cast during the Annual Meeting will be elected to fill seats on the Board. Abstentions are not counted as votes “FOR” or “AGAINST” the election of directors. Limited Partners do not have the right to cumulate their votes in the election of directors.

The Board recommends a vote “FOR” all nominees.

Proposal 2: Approval of Named Executive Officer Compensation. The approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers requires the affirmative vote of the holders of a majority of the voting power of the outstanding voting LP Units entitled to vote and present in person or by proxy at the Annual Meeting. The vote is advisory and therefore not binding on the Compensation Committee, the Board or the Company.

The Board recommends a vote “FOR” this proposal.

Proposal 3: Selection of Independent Registered Public Accounting Firm. Ratification of the selection of Deloitte as our independent registered public accounting firm for the year ending December 31, 2020 requires the affirmative vote of the holders of a majority of the voting power of the outstanding voting LP Units entitled to vote and present in person or by proxy at the Annual Meeting. The vote is advisory and therefore not binding on the Audit Committee, the Board or the Company.

The Board recommends a vote “FOR” this proposal.

Proposal 4: Approval of A&R 2018 Plan. The approval of the A&R Plan to increase the number of LP Units reserved for issuance by 500,000 requires the affirmative vote of the outstanding voting LP Units entitled to vote and present in person or by proxy at the Annual Meeting.

The Board recommends a vote “FOR” this proposal.

We have been advised that it is the intention of Steel Partners, Ltd. (“SPL”) to vote the LP Units over which it has voting power “FOR” all nominees for director and in favor of Proposal Nos. 2, 3 and 4. SPL beneficially owned approximately 26.1% of our outstanding LP Units as of the Record Date. See the LP Units ownership table set forth in “LP Unit Ownership of Principal Unitholders and Management” below for information regarding the ownership of our LP Units.

How do I vote my units without attending the virtual Annual Meeting?

•	If you are a “record holder” (meaning your LP Units are held in your own name through our transfer agent, American Stock Transfer & Trust Company, LLC, or you are in possession of unit certificates), please follow the instructions on your proxy card to indicate how you would like to vote. You may submit your vote before the Annual Meeting by: (a) Internet at www.proxyvote.com or (b) telephone by calling 1-800-690-6903. Additionally, if you received your materials for the Annual Meeting by mail and do not wish to vote by Internet or telephone, you may mail a completed proxy card, in the prepaid envelope that was provided with your Annual Meeting materials. If no specification is made on a signed and returned proxy card or voting instruction card, the LP Units represented by the proxy will be voted “FOR” the election to the Board of each of the seven nominees named on the proxy card or voting instruction card, “FOR” the advisory vote on approval of the compensation of our named executive officers, “FOR” ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and “FOR” the approval of the A&R 2018 Plan and, if any other matters are properly brought before the Annual Meeting, the proxy will be voted as the Board may recommend.

•	If you are a “beneficial owner” (meaning your LP Units are held for you in street name, by a bank, broker or other nominee), please follow the instructions on the voting instruction card you received to have your LP Units voted and, if needed, to change or revoke your selection (or contact your bank, broker, or other third-party holder for instructions). The availability of Internet and telephone voting outside of the virtual Annual Meeting will depend on their voting procedures.

The Internet and telephone voting procedures are designed to authenticate unitholder identities, to allow unitholders of record to give voting instructions and to confirm that unitholders' instructions have been recorded properly when they vote outside of the Annual Meeting. A control number, located on the proxy card, will identify unitholders of record and allow them to vote their LP Units and confirm that their voting instructions have been properly recorded. If you do vote by Internet or telephone, it will not be necessary to return your proxy card or voting instruction form.

Where available, we encourage all unitholders, whether record holders or beneficial owners, with Internet access to record their votes on the Internet or, alternatively, to vote by telephone. Internet and telephone voting is convenient, saves on postage and mailing costs and is recorded immediately, minimizing risk that postal delays may cause your vote to arrive late and therefore not be counted.

How do I vote my units virtually at the Annual Meeting?

You may vote your LP Units at the Annual Meeting even if you have previously submitted your vote. To vote at the Annual Meeting, log in at www.virtualshareholdermeeting.com/SPLP2020. You will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials. If you are the beneficial owner of LP Units held in “street name” through a bank, broker or other nominee, please follow the instructions provided by your broker, trustee or nominee.

What is the deadline for voting if I do not attend the Annual Meeting virtually?

Internet and telephone voting facilities will close at 11:59 p.m. (New York time) on May 17, 2020 for the voting of LP Units held by record holders or beneficial owners. Mailed proxy cards with respect to LP Units held by record holders or beneficial owners must be received by us at the address set forth herein no later than May 17, 2020.

Can I change my vote after I submit my proxy?

Yes, any proxy signed and returned by a unitholder or voted by telephone or via the Internet may be revoked at any time before it is voted. A proxy may be revoked by:

•	sending a written notice of revocation to the Secretary of the Company, at the Company's address set forth herein, provided such notice is received no later than May 17, 2020;
•	executing and delivering a later-dated proxy that is received no later than May 17, 2020;
•	voting again by telephone or via the Internet at a later time before the closing of the voting facilities at 11:59 p.m. (New York time) on May 17, 2020; or
•	voting virtually at the Annual Meeting.

Please note, however, that if you are a beneficial owner of LP Units and you wish to revoke your proxy or vote at the Annual Meeting, you must follow the instructions provided to you by your bank, broker or other record holder and/or obtain from the record holder a proxy issued in your name. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of any previously submitted votes. In the event of multiple online or telephone votes by a unitholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the unitholder, unless such vote is revoked virtually at the Annual Meeting according to the revocability instructions outlined above.

What are the effects of abstentions and “broker non-votes”?

If a record holder indicates on the holder's proxy card that that the holder wishes to abstain from voting or a beneficial owner instructs its bank, broker or other nominee that the holder wishes to abstain from voting, these LP Units are considered present and entitled to vote at the Annual Meeting. These LP Units will count toward determining whether or not a quorum is present. Because directors are elected by a plurality of votes cast in elections, abstentions will have no effect on the outcome of Proposal No. 1, concerning the election of the seven nominees to our Board. Abstentions will count as votes “against” on Proposal No. 2, concerning the non-binding, advisory vote on executive compensation, Proposal No. 3, concerning the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and Proposal No. 4, concerning the approval of the A&R 2018 Plan.

A “broker non-vote” occurs when a beneficial owner does not provide his or her broker with instructions as to how to vote the LP Units (“uninstructed units”) and the broker does not vote on a particular proposal because they do not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner and, to the extent that they have not received voting instructions, brokers report such number of LP Units as “non-votes.” Each of Proposals No. 1, 2 and 4 is considered “non-routine,” which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions; however, such uninstructed units will be counted towards establishing a quorum. Therefore, we encourage you to vote your LP Units by Internet, telephone or by signing and returning your proxy card or voting instruction card with complete voting instructions before the Annual Meeting, so that your LP Units will be represented and voted at the Annual Meeting even if you cannot attend virtually.

Brokers do have authority to vote uninstructed units for or against “routine” proposals. Proposal No. 3, ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2020, constitutes a “routine” proposal. Accordingly, a broker may vote uninstructed units “FOR” or “AGAINST” or abstain from voting on Proposal No. 3 and such votes will count towards establishing a quorum.

May the Annual Meeting be adjourned?

If a quorum is not present to transact business at the Annual Meeting, the meeting may be adjourned by the affirmative vote of Limited Partners holding at least a majority of the voting power of the outstanding LP Units entitled to vote at such meeting represented either in person or by proxy. If the Annual Meeting is postponed or adjourned, a unitholder's proxy may remain valid and may be voted at the postponed or adjourned meeting. A unitholder still will be able to revoke the unitholder's proxy until it is voted.

Who will count the votes?

The inspector of elections appointed for the Annual Meeting will separately tabulate the relevant affirmative and negative votes, abstentions and broker non-votes for each proposal.

Will dissenting unitholders have appraisal or similar rights in connection with the proposals?

Neither the Delaware Limited Partnership Act nor the LP Agreement provide for appraisal or other similar rights for dissenting unitholders in connection with any of the proposals to be voted upon at the Annual Meeting.

Will members of the Company's independent registered public accounting firm be present at the Annual Meeting?

We have been advised that representatives of Deloitte will be in attendance at the Annual Meeting with the opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by the use of such words as “expects,” “anticipates,” “intends,” “hopes,” “believes,” “could,” “may,” “will,” “projects” and “estimates,” and other similar expressions, but these words are not the exclusive means of identifying such statements. We caution that a variety of factors, including but not limited to the following, could cause our results to differ materially from those expressed or implied in our forward-looking statements: our ability to deploy our capital in a manner that maximizes unitholder value; the ability to identify suitable acquisition candidates or business and investment opportunities; the inability to realize the benefits of net operating losses of our affiliates and subsidiaries; the ability to consolidate and manage our newly acquired businesses; fluctuations in demand for our products and services; general economic conditions; the impact of COVID-19 on business activity generally and on the Company's operations including whether facilities considered to be essential retain that designation; and other risks detailed from time to time in filings we make with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other documents subsequently filed with or furnished by us to the SEC, including our subsequent Quarterly Reports on Form 10-Q. All forward-looking statements in this Proxy Statement speak only as of the date hereof. Except as required by law, we assume no obligation to update any forward-looking information that is included in this Proxy Statement.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

At the Annual Meeting, unitholders are being asked to elect each of seven directors to serve on the Board until the 2021 annual meeting or until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal. In addition to the nominees listed below, pursuant to the LP Agreement, SP General Services LLC (“SPGS” or the “Manager”) has designated Warren G. Lichtenstein and Jack L. Howard to serve as directors effective as of the date of the Annual Meeting.

The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote “FOR” the seven nominees named by the Board and listed on the following table. The Board does not expect that any of the nominees will be unavailable for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for the substitute nominees as the Board may propose.

Each of the following nominees is currently serving as a director. Each of the biographies of the nominees for election as directors below contains information regarding the person's service as a director, business experience, director positions held currently or at any time during the past five years and the experience, qualifications, attributes and skills that caused the Corporate Governance and Nominating Committee and the Board to determine that the person should be nominated for election as a director of the General Partner at the Annual Meeting. The following information is as of the Record Date.

Name	Age	Position with the Company	Director Since
Warren G. Lichtenstein	54	Executive Chairman	2009
Jack L. Howard	58	President, Director	2011
John P. McNiff(1)(2)(3)(4)(5)(6)	59	Director	2009
Joseph L. Mullen(1)(2)(6)(7)	73	Director	2009
General Richard I. Neal(1)(2)(4)	77	Director	2009
Lon Rosen(1)(6)	61	Director	2017
Eric P. Karros(1)(4)	52	Director	2018
James Benenson III(1)(2)(6)	41	Director	2018
Rory H. Tahari(1)(6)	48	Director	2019
(1)	Independent Director.
(2)	Member of Audit Committee.
(3)	Chairman of Audit Committee.
(4)	Member of Corporate Governance and Nominating Committee.
(5)	Chairman of Corporate Governance and Nominating Committee.
(6)	Member of Compensation Committee.
(7)	Chairman of Compensation Committee.

John P. McNiff has been a member of the Board since July 15, 2009. He has been Chairman of Discovery Capital Management, LLC, a multi-strategy hedge fund, since 2004. Mr. McNiff has served as a director of ICM Insurance, a New York corporation, since 1999. In 1993, Mr. McNiff co-founded Longwood Investment Advisors, Inc., a Pennsylvania corporation, and served as President from 1993 until 2005. In 1991, Mr. McNiff also co-founded Radnor Holdings Corporation, a diversified chemical manufacturer, and served as its Senior Vice President, from 1991 until 2004. From 1988 until 1991, Mr. McNiff served as Vice President of Corporate Development of Airgas, a publicly traded New York Stock Exchange company. From 1986 until 1988, Mr. McNiff was an associate at the law firm of Davis Polk & Wardwell. Mr. McNiff has served on the boards of Colonial Penn Insurance Company, Lincoln Mortgage Company, Chartwell Investment Partners, Radnor Holdings Corporation, Insurance Capital Management, Cooke & Bieler and Alliance Healthcare. Mr. McNiff was the head of the board of trustees of Chestnut Hill Academy from 2007 to 2011. He is also a Sterling Fellow of Yale University and was on the board of the Jackson Institute for Global Affairs at Yale from its inception until 2019. He holds a B.A. from Yale University and a J.D. from New York University School of Law.

The Board has determined that Mr. McNiff's extensive knowledge of securities law and financial management and his service on numerous boards enable him to assist in the management of the Company.

Joseph L. Mullen has been a member of the Board since July 15, 2009. Mr. Mullen served as a director of our predecessor entity WebFinancial Corporation (“WebFinancial”) from 1995 until December 2008. Since January 1994, Mr. Mullen has served as Managing Partner of Li Moran International, Inc., a management consulting company, and has functioned as a senior officer overseeing the merchandise and marketing departments for such companies as Leewards Creative Crafts Inc. and Office Depot of Warsaw, Poland. Mr. Mullen previously served on the Board of Trustees for Benjamin Franklin Classical Charter Public School in Franklin, MA.

The Board has determined that Mr. Mullen's experience as a member of various audit committees, including membership on the audit committee of WebFinancial, as well as over 20 years' experience working with various banks and retailers and as Vice President of Hills Department Stores with line item responsibility enable him to assist in the management of the Company.

General Richard I. Neal has been a member of the Board since July 15, 2009. General Neal currently serves as a director of Humanetics Corporation, since June 2006, and Berkeley Springs Instruments, since June 2015, and is a Trustee for Norwich University. Since his retirement from the Marine Corps in 1998, General Neal has been the President of four intellectual property licensing companies. He was the Senior Mentor for the United States Marine Corps for five years and a Senior Fellow for the National Defense University for the past fifteen years. He was a Senior Fellow for the Institute for Defense and Business at the University of North Carolina. He was a director for United Industrial Corporation and for AgustaWestland Inc. He was also a director and the Chairman of the Military Officers Association of America. Following graduation from Northeastern University in 1965, he was commissioned as a Second Lieutenant in the Marine Corps. For the next 35 years, General Neal commanded at every level within the Marine Corps: battery, battalion, brigade and as the Second Marine Division Commander. He served two tours in the Republic of Vietnam. During Operation Desert Storm, General Neal served as the Deputy Director of Operations for U.S. Central Command and was also responsible for briefing the international press on the war. Before his retirement in 1998, General Neal's last assignment was as the Assistant Commandant of the Marine Corps. General Neal holds a Bachelor of Science in History and Education from Northeastern University and a Master of Education from Tulane University and is a graduate of the National War College.

The Board has determined that General Neal's unique experience in negotiating licensing agreements, developing financial settlements and collecting and distributing royalties, along with his experience as Chairman of the 38-member Board of the Military Officers Association of America that represents a membership of 375,000 and is intimately involved in governance issues and policy development, enable him to assist in the management of the Company.

Lon Rosen has been a member of the Board since December 13, 2017. Mr. Rosen has been the Executive Vice President and Chief Marketing Officer for the Los Angeles Dodgers since July 2012. Mr. Rosen previously served in the same role in 2004 to 2005. From 2005 until 2009, Mr. Rosen worked for the William Morris Agency and, from 2009 until 2011, Mr. Rosen worked for Lagardère Group. From January 2011 until July 2012, Mr. Rosen worked for Magic Johnson Enterprises. Mr. Rosen graduated from the University of Southern California in 1981. Upon graduating, Mr. Rosen worked as Director of Promotions for the Forum (Inglewood, California) and the Los Angeles Lakers from 1981 to 1987. In 1987, Mr. Rosen started his own company, First Team Marketing, which he ran until 2012. Mr. Rosen has been Magic Johnson's personal agent since 1987 and has held a number of positions over the years in the sports and entertainment industry.

The Board has determined that Mr. Rosen's broad business experience and managerial skills enable him to assist in the management of the Company.

Eric P. Karros has been a member of the Board since November 1, 2018. Mr. Karros has been a television analyst for FOX Sports since 2007 and also works for the Los Angeles Dodgers through speaking and community engagements. He was previously a television analyst for ESPN. Mr. Karros currently serves as an advisory board member for West Coast Sports Associates. Mr. Karros played in Major League Baseball from 1991 to 2004 for the Los Angeles Dodgers, Chicago Cubs and Oakland Athletics. Mr. Karros received a degree in economics from the University of California at Los Angeles.

The Board has determined that Mr. Karros' leadership skills and business experience, including his membership on the advisory board of a major non-profit organization, enable him to assist in the management of the Company.

James Benenson III has been a member of the Board since November 1, 2018. Mr. Benenson has been a director and Co-President of Summa Holdings, Inc. since 1998. He has also been director and Co-President of

Industrial Manufacturing Company and Industrial Manufacturing Company International, two operating subsidiaries of Summa Holdings, Inc., for over 12 years. These three companies are a collection of global manufacturers of industrial products with over 3,500 employees in twenty-two countries. Mr. Benenson is a director of the Vesper Foundation, chairman of Rehearsal for Life, a theater-based youth education program in Boston, and a director of Root Capital, a non-profit lender to agricultural businesses in the developing world. He is also a member of the Young Presidents Organization. Mr. Benenson served on the Development Committee of the Alumni Council of Grace Church School in New York City and as an Associate Chair for reunion giving at The Hotchkiss School and Harvard College. Mr. Benenson received a Bachelor of Arts in History and Literature from Harvard College.

The Board has determined that Mr. Benenson's broad business and leadership experience as well as his experience within the manufacturing industry enable him to assist in the management of the Company.

Rory H. Tahari has been a member of the Board since May 17, 2019. Ms. Tahari co-founded State of Mind Partners in 2018, a strategic branding and investment firm. From 2014 to 2017, Ms. Tahari served as the Chief Executive Officer and board member of Elie Tahari, a global apparel and retail fashion brand. She currently serves as a board advisor to Omnicom's culture-tech agency, Sparks & Honey. Ms. Tahari received a Bachelor of Arts in Broadcast Journalism from the College of Communication at Boston University.

The Board has determined that Ms. Tahari's extensive business and leadership experience, her expertise in branding and her experience with various boards enable her to assist in the management of the Company.

Additional Directors

In addition to the nominees listed above, pursuant to the LP Agreement, SPGS has designated Warren G. Lichtenstein and Jack L. Howard to serve as directors effective as of the date of the Annual Meeting.

Warren G. Lichtenstein served as the Chairman of the Board of the General Partner from July 15, 2009 to February 26, 2013 and has served as Executive Chairman of the General Partner since February 2013. He served as the Chief Executive Officer of the General Partner from July 15, 2009 until February 26, 2013, at which time he became the Executive Chairman. Mr. Lichtenstein is the founder of Steel Partners and has been associated with the Company and its predecessors and affiliates since 1990. Mr. Lichtenstein has served on the board of directors of over twenty public companies. He has served as Chairman of the Board of Handy & Harman Ltd. (formerly known as WHX Corporation) (“HNH”), a wholly-owned subsidiary of the Company which was previously NASDAQ-listed, since July 2005. Mr. Lichtenstein served as Chairman of the Board of Steel Connect, Inc. (formerly known as ModusLink Global Solutions, Inc.) (“Steel Connect”) from March 2013 until June 2016, at which time he was appointed Executive Chairman. Mr. Lichtenstein has served as interim Chief Executive Officer of Steel Connect since December 4, 2018, a role he previously held from March 2016 to June 2016. Mr. Lichtenstein has served as a director of Aerojet Rocketdyne Holdings, Inc. (“AJRD”), a NYSE-listed manufacturer of aerospace and defense products and systems with a real estate business segment, since March 2008, serving as the Chairman of the Board from March 2013 to June 2016 and as Executive Chairman since June 2016. Mr. Lichtenstein has served as a director of Steel Excel Inc. (“Steel Excel”), a wholly-owned subsidiary of the Company which was previously NASDAQ-listed, since October 2010 and Chairman of the Board since May 2011. In 2011, Mr. Lichtenstein founded Steel Sports, Inc., a subsidiary of Steel Excel dedicated to building a network of participatory and experience-based sports-related businesses, with a particular emphasis on youth sports. He served as a director of SL Industries, Inc. (“SLI”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, from March 2010 to June 2016 (when SLI was acquired by the Company). He previously served as a director (formerly Chairman of the Board) of SLI from January 2002 to May 2008 and served as Chief Executive Officer from February 2002 to August 2005. SLI was listed on the New York Stock Exchange until its acquisition as a wholly-owned subsidiary of the Company effective June 1, 2016. Mr. Lichtenstein is also a director of the Steel Foundation and of the Federal Law Enforcement Foundation.

The Board has determined that Mr. Lichtenstein's extensive experience in corporate finance, executive management and investing, his service as a director and advisor to a diverse group of public companies and his significant operations experience in manufacturing, aerospace, defense, banking and Steel Business System (the methodology the Company uses to invest and manage its businesses) enable him to lead in the management of the Company.

Jack L. Howard has served as our President since July 15, 2009 and has been a member of our Board of Directors since October 18, 2011. He also served as the Company's Assistant Secretary from July 15, 2009 until September 19, 2011 and as the Company's Secretary from September 19, 2011 until January 2012. Mr. Howard has been associated with the Company and its predecessors and affiliates since 1993. Mr. Howard has been a FINRA registered broker-dealer since 1989. Mr. Howard has been a director of HNH since July 2005 and previously served as Vice Chairman of the HNH Board of Directors and Principal Executive Officer. Mr. Howard has been a director of Steel Excel since December 2007 and previously served as Vice Chairman of the Steel Excel Board and Principal Executive Officer. Since February 15, 2018, Mr. Howard has been the Executive Chairman of WebBank. He is the President of SPGS. Mr. Howard has served on the Board of Steel Connect since December 15, 2017. He currently holds the securities licenses of Series 7, Series 24, Series 55 and Series 63.

The Board has determined that Mr. Howard's managerial and investing experience in a broad range of businesses, as well as his service on the boards of directors and committees of both public and private companies, allow him to effectively lead the management of the Company.

Required Vote and Board Recommendation

If a quorum is present, the director nominees receiving a plurality of the votes cast during the Annual Meeting will be elected to fill the seats of our Board. Limited Partners do not have the right to cumulate their votes in the election of directors.

If you indicate that you wish to abstain from voting on other matters, your abstention will be counted as present for purposes of determining if a quorum is present. If you hold your LP Units through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have the authority to vote your LP Units with respect to the election of directors to our Board. Such abstentions and broker non-votes will have no effect on the outcome of the election of directors to our Board, but such LP Units will be counted for purposes of establishing a quorum.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.

INFORMATION CONCERNING
THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Director Independence

The Board has undertaken its annual review of director independence. During this review, the Board considered all transactions and relationships between each current director and nominee for director or any member of such person's immediate family and the Company, and its subsidiaries and affiliates. The purpose of this review is to determine whether any relationship or transaction is considered a “material relationship” that would be inconsistent with a determination that a director is independent. In assessing the independence of our directors, our Board has reviewed and analyzed the standards for independence required under the NYSE listing standards, including NYSE listing standard 303A.02, which include a series of objective tests, such as that a director may not be our employee or officer, and that the director or entities affiliated with the director has not engaged in various types of business dealings with us. The Board affirmatively determined that each of our current directors, Messrs. McNiff, Mullen, Karros, Benenson and Rosen, General Neal and Ms. Tahari qualifies as “independent” in accordance with the NYSE listing standards.

Board Structure

The Board is currently comprised of nine members, seven of whom were elected by our unitholders at our 2019 Annual Meeting of Limited Partners and two of whom were appointed by SPGS. Warren G. Lichtenstein, the Chairman and Chief Executive Officer of SPGS, served as the Chairman of the Board and Chief Executive Officer from July 2009 to February 2013 and has served as Executive Chairman since February 2013. We determined it was in the Company's best interest to combine the roles of Chairman and Chief Executive Officer. The combined role of Chairman and Chief Executive Officer, in the case of the Company, means that the Chairman of the Board has longstanding experience in our industry and ongoing executive responsibility with the Company, particularly since SPGS is tasked with the day-to-day management of the Company. This experience enables the Board to understand the Company better and work with management to enhance unitholder value. In addition, the Board of Directors believes that this structure allows it to fulfill more effectively its risk oversight responsibilities and enhances the ability of the Chairman and Chief Executive Officer to communicate effectively the view of the Board to management.

We do not have a Lead Independent Director. Rather, the Company's seven independent directors, who are the sole members of the Audit, Compensation and Corporate Governance and Nominating Committees, provide strong independent leadership for each of these committees. The independent directors also meet in executive session at least twice a year and otherwise from time to time, as deemed appropriate in their discretion, in their various capacities, and as to the Audit Committee, the four independent directors meet in executive sessions with our outside independent registered public accounting firm on a regular basis. At each meeting of the independent directors, in lieu of having a Lead Independent Director, the directors rotate the presiding position among the chairs of the Board committees.

The Company is managed by SPGS, pursuant to the terms of the Sixth Amended and Restated Management Agreement, by and between Steel Services Ltd. (“Steel Services”), a wholly-owned subsidiary of the Company, and SPGS (the “Management Agreement”), as discussed in further detail in the section entitled “Transactions with Related Persons - Certain Relationships and Related Transactions - Management Agreement” on page 19. From its founding in 1990, SPGS and its affiliates have focused on increasing value for investors in the entities it has managed, including the Company.

Board Risk Oversight

Our Executive Chairman and other executive officers are responsible for day-to-day risk management of the Company and our Board, under the leadership of our Executive Chairman and with the crucial input of our President, actively oversees these activities through both the full Board and its committees. The Board focuses on the Company's general risk management strategy and the most significant risks facing the Company, including environmental, safety, litigation and cybersecurity risks, and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of the Company's businesses, and the Board and management actively engage in discussion on these topics. With respect to cybersecurity, our Audit Committee receives updates from the appropriate executives on the primary cybersecurity risks facing the Company and the measures the Company is taking to mitigate such risks.

Each of the Board's committees also considers risk within its area of responsibility. For example, the Audit Committee provides oversight of legal and compliance matters and assesses the adequacy of the Company's risk-related internal controls. Internal audit reports functionally and administratively to our Chief Financial Officer and directly to the Audit Committee. The Compensation Committee considers risk and analyzes our executive compensation programs to ensure SPGS is providing incentives to reward executives for growth appropriately without undue risk taking.

Annual Meeting Attendance

We strongly encourage directors to attend our annual meetings of Limited Partners. Each of our directors attended our 2019 Annual Meeting of Limited Partners held on May 17, 2019 in person.

Meetings of the Board

During 2019, the Board met fourteen times and acted by unanimous written consent three times. Each director attended at least 75% of the aggregate number of meetings of the Board and the meetings held by committees of the Board during the period such director served on the Board or applicable committee during 2019.

Committees of the Board

Standing committees of the Board consist of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. Each committee operates under a written charter approved by the Board. Each of the charters of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee is available on our website at www.steelpartners.com. Each of these charters is also available in print to any unitholder upon request.

Audit Committee

The members of our Audit Committee are John P. McNiff (Chairman), Joseph L. Mullen, James Benenson III and General Richard I. Neal. After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the General Partner that might affect their independence from the General Partner, the Board has determined that (i) all current Audit Committee members are “independent” as that concept is defined in Rule 10A-3 under the Exchange Act and corporate governance standards of the NYSE, (ii) all current Audit Committee members are financially literate and (iii) Mr. McNiff, who is independent, qualifies as an “audit committee financial expert” under the applicable rules promulgated pursuant to the Exchange Act. Unitholders should understand that this designation is a disclosure requirement of the SEC related to the experience and understanding of Mr. McNiff with respect to certain accounting and auditing matters. The designation of audit committee financial expert does not impose upon Mr. McNiff any duties, obligations or liabilities that are greater than are generally imposed on any such director as a member of the Audit Committee and the Board and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of the other members of the Audit Committee or the Board.

The Audit Committee's duties and responsibilities include, but are not limited to, the following:

•	assisting the full Board in its general oversight of our financial reporting, internal controls and audit functions and compliance with legal and regulatory requirements;
•	the appointment, compensation, retention, evaluation and oversight of our independent registered public accounting firm, which reports to the Audit Committee;
•	reviewing with management and our independent registered public accounting firm our financial statements and related disclosures contained in Exchange Act filings;
•	reviewing our system of internal controls and internal audit function;
•	reviewing and discussing with management our guidelines and policies with respect to risk assessment and management; and
•	reviewing with management and our independent registered public accounting firm any legal and regulatory matters that may have a material effect on the Company's financial statements or related compliance policies.

In addition, any related person transactions, excluding certain limited compensation matters involving our directors or executive officers, which are delegated to the Compensation Committee, must be reviewed and approved by the Audit Committee or another independent body of the Board. The Audit Committee met nine times during 2019.

Compensation Committee

The members of our Compensation Committee are Joseph L. Mullen (Chairman), John P. McNiff, James Benenson III, Lon Rosen and Rory H. Tahari. Each of Messrs. Mullen, McNiff, Benenson and Rosen and Ms. Tahari is “independent” as that concept is defined in Rule 10C-1 under the Exchange Act and corporate governance standards of the NYSE and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

The Compensation Committee's duties and responsibilities include, but are not limited to, the following:

•	reviewing our general compensation philosophy and overseeing the development and implementation of compensation programs;
•	reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer, unless delegated under the Management Agreement;
•	reviewing and recommending to the Board incentive compensation and equity-based plans and overseeing such plans, unless delegated under the Management Agreement;
•	reviewing and making recommendations to the Board regarding employment agreements and severance arrangements; and
•	reviewing and recommending to the Board the form and amount of cash and equity compensation to be paid to or awarded to our executive officers and non-employee directors.

The Compensation Committee Charter also provides that the Compensation Committee may delegate certain duties to a consultant and/or advisor. The Compensation Committee met three times during 2019. For information on the role of management in setting our executive compensation and our use of a compensation consultant, see “Executive Compensation - Compensation Governance.”

Corporate Governance and Nominating Committee

The members of our Corporate Governance and Nominating Committee are John P. McNiff (Chairman), General Richard I. Neal and Eric P. Karros. Each of Messrs. McNiff and Karros and General Neal is an independent member of the Board.

The Corporate Governance and Nominating Committee's duties and responsibilities include, but are not limited to, the following:

•	determining and recommending to the Board criteria to be considered in the selection of new directors;
•	reviewing the qualifications of potential candidates for membership on our Board and recommending such candidates to the full Board;
•	considering and making recommendations to the Board concerning director nominations submitted by unitholders;
•	reviewing and recommending the structure and composition of our Board and structure, functions, membership and meetings of committees; and
•	developing and making recommendations to the full Board on matters concerning corporate governance.

In addition, the Corporate Governance and Nominating Committee determines, on an annual basis, which members of our Board meet the definition of “independent” as defined in the NYSE listing standards, and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. The Corporate Governance and Nominating Committee met four times during 2019.

Consideration of Director Nominees; New Nominees for Director

Director Qualifications

The goal of the Corporate Governance and Nominating Committee is to identify nominees who will contribute to our overall corporate goals and objectives. In making such evaluation, both for incumbent nominees and new nominees, the Corporate Governance and Nominating Committee considers a nominee's character, judgment, business experience, personal and professional background, areas of expertise and contribution to diversity of the Board in light of its then-current composition and the Corporate Governance and Nominating Committee's assessment of the perceived needs of the Board. The Corporate Governance and Nominating Committee considers the qualifications of each potential nominee not only for their individual strengths, but also for the potential contribution to the Board as a group. In addition, the Corporate Governance and Nominating Committee considers the level of the candidate's commitment to active participation as a director, both at board and committee meetings and otherwise. Other than with respect to Mssrs. Lichtenstein and Howard, who were designated by SPGS to serve on our Board pursuant to the LP Agreement, the Corporate Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our unitholders or other referral source. Further, the Corporate Governance and Nominating Committee does not have a formal policy with respect to the consideration of diversity when assessing directors and directorial candidates but considers diversity of viewpoints, backgrounds and experiences as part of its overall assessment of the Board's functioning and needs. When appropriate, the Corporate Governance and Nominating Committee may retain executive recruitment firms to assist it in identifying suitable candidates. After its evaluation of potential nominees, the Corporate Governance and Nominating Committee submits its chosen nominees to the Board for approval.

Limited Partner Nominees

The Corporate Governance and Nominating Committee will consider Limited Partner recommendations for director candidates. If a Limited Partner would like to recommend a director candidate for the 2021 Annual Meeting of Limited Partners, the Limited Partner must deliver the recommendation to our Corporate Secretary at our principal executive offices no later than 90 days prior to and no earlier than 120 days prior to May 18, 2021, the date that is the one year anniversary of the Annual Meeting (the deadline for nominations for the 2021 Annual Meeting of Limited Partners is therefore between January 18, 2021 and no later than February 17, 2021). Notwithstanding the foregoing, if the 2021 Annual Meeting of Limited Partners occurs on a date more than 30 days earlier or 70 days after the date that is the one year anniversary of the Annual Meeting, then notice by the Limited Partner to be timely for the 2021 Annual Meeting must be delivered no later than 90 days prior to and no earlier than 120 days prior to the actual date of the 2021 Annual Meeting of Limited Partners or 10 days following the day on which public announcement (in a filing under the Exchange Act or by press release) of the date of the 2021 Annual Meeting of Limited Partners is first made by our Board.

Recommendations for candidates should be accompanied by personal information about the candidate, including a list of the candidate's references, the candidate's resume or curriculum vitae and the other information that would be required in the Limited Partner notice required by Section 13.4(c)(v) of the LP Agreement. A Limited Partner recommending a candidate may be asked to submit additional information as determined by the Corporate Governance and Nominating Committee and as necessary to satisfy the rules of the SEC. If a Limited Partner's recommendation is received within the time period set forth above and the Limited Partner has met the criteria set forth above, the Corporate Governance and Nominating Committee will evaluate such candidate, along with the other candidates being evaluated by the Corporate Governance and Nominating Committee, in accordance with the committee's charter and corporate governance principles, and will apply the criteria described under “Consideration of Director Nominees; New Nominees for Director - Director Qualifications” above.

Communication with the Board

You may contact the Board by mail to: Board of Directors, c/o Corporate Secretary, Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022. An employee will forward these letters directly to the Board. We reserve the right not to forward to the Board any abusive, threatening or otherwise inappropriate materials.

Code of Ethics

The General Partner has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of its directors, officers and employees. The Code of Conduct is reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) compliance with applicable governmental laws, rules and regulations, (iii) the prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the Code of Conduct and (iv) accountability for adherence to the Code of Conduct. The Code of Conduct is available on the Company's website at www.steelpartners.com. Amendments to the Code of Conduct and any grant of a waiver from a provision of the Code of Conduct requiring disclosure under applicable SEC rules will be disclosed on the Company's website at www.steelpartners.com.

Corporate Governance Guidelines

The General Partner has adopted a set of corporate governance guidelines that applies to all of our directors, officers, employees and representatives. Our Corporate Governance Guidelines are available on our website at www.steelpartners.com.

LP UNIT OWNERSHIP OF PRINCIPAL UNITHOLDERS AND MANAGEMENT

The following table presents certain information regarding the beneficial ownership of our LP Units as of March 25, 2020, by: (a) each person known to us to own beneficially 5% or more of our outstanding LP Units, (b) each director of the General Partner, (c) each “named executive officer” of the General Partner and (d) all directors and executive officers of the General Partner as a group.

The percentage of beneficial ownership for the table is based on 25,013,274 LP Units outstanding as of March 19, 2020. To our knowledge, except under community property laws where applicable or as otherwise noted by footnote, the persons and entities named in the table below have sole voting and sole investment power over the LP Units shown as beneficially owned by them. Unless otherwise indicated in the footnotes to the table below, each beneficial owner listed below maintains a mailing address of c/o Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

The number of LP Units beneficially owned by each unitholder is determined under SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership includes those LP Units over which the unitholder has sole or shared voting or investment power, which includes the power to vote or dispose of or to direct the voting or disposition of such LP Unit. More than one person may be deemed to be a beneficial owner of the same LP Units, and a person may be deemed to be a beneficial owner of LP Units as to which such person has no economic interest.

A person is also deemed to be a beneficial owner of any LP Units which that person has the right to acquire within 60 days of March 19, 2020, including through the exercise of an option or the vesting of a restricted stock unit (“RSU”) or, in the case of an executive officer or director, upon termination of such individual's service other than for death, disability or involuntary termination. For certain directors or executive officers below, we also include in the number of LP Units beneficially owned unvested RSUs as to which the person may exercise full voting rights. The “Percentage of Units Outstanding” column below treats as outstanding for each director or named executive officer (as well as all the directors and executive officers as a group) all LP Units underlying (i) options or RSUs held by that individual director or named executive officer (and for all directors and executive officers as a group), where acquirable within 60 days of March 19, 2020, and (ii) unvested RSUs as to which the individual director or named executive officers (or the directors and executive officers as a group) may exercise full voting rights as of March 19, 2020. Other than for the calculation of all directors and executive officers as a group, the “Percentage of Units Outstanding” column does not treat as outstanding for computation purposes LP units underlying equity awards held by other unitholders.

	LP Units Beneficially Owned
Name of Beneficial Owner	Number of Units(1)		Percentage of Units Outstanding(1)(2)
Directors and Named Executive Officers:
Jack L. Howard	4,045,332	(3)	16.2%
Warren G. Lichtenstein	9,616,675	(4)	38.4%
John P. McNiff	169,105	(5)	*
Joseph L. Mullen	51,878	(6)	*
General Richard I. Neal	49,433	(7)	*
Lon Rosen	6,794	(8)	*
James Benenson III	145,782	(9)	*
Eric P. Karros	5,357	(10)	*
Rory H. Tahari	5,357	(11)	*
William T. Fejes, Jr.	111,074	(12)	*
Directors and executive officers as a group (12 persons)(13)	14,259,545		57.0%
5% Unitholders:
Steel Partners, Ltd.	6,538,346	(14)	26.1%
SPH SPV-I LLC	1,540,706	(15)	6.2%
Entities affiliated with Entrust Global Partners LLC	1,701,256	(16)	6.8%
*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to the units. The percentage of LP Units owned is based on 25,013,274 LP Units outstanding as of March 19, 2020, exclusive of treasury units. For each of Messrs. McNiff, Mullen, Rosen, Benenson and Karros, Ms. Tahari and General Neal, the number of LP Units includes unvested restricted LP Units over which they may exercise full voting rights. For Mr. Fejes, the number of LP Units includes 85,714 unvested restricted LP Units over which Mr. Fejes may exercise full voting rights.
(2)	Absent banking regulatory approval, voting rights are forfeited with respect to all LP Units in excess of 9.9% (other than the General Partner, the Manager or their respective affiliates), and such LP Units may not be voted on any matter and will not be considered to be outstanding when sending notices of a meeting of unitholders (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes.
(3)	Consists of the following: (i) 1,679,178 LP Units held directly by Mr. Howard, including LP Units held by an entity that is 100% controlled by him; (ii) 1,519,552 LP Units owned by the II Trust; (iii) 747,938 LP Units owned by the III Trust; (iv) 61,358 LP Units owned by the Article V Trust; and (v) 37,306 LP Units owned by EMH Howard, LLC (“EMH”). Mr. Howard is the trustee of the II Trust, the III Trust and the Article V Trust and the managing member of EMH. Accordingly, Mr. Howard may be deemed to have investment and voting power with respect to the LP Units held by the II Trust, the III Trust, the Article V Trust and EMH. Mr. Howard does not have a pecuniary interest in the LP Units owned by the II Trust, the III Trust or the Article V Trust and disclaims beneficial ownership of the LP Units owned by EMH, except to the extent of his pecuniary interest therein. In addition, Mr. Howard holds directly 237,809 of the Company's 6.0% Series A preferred units, no par value (“Preferred Units”), and EMH holds 86,354 Preferred Units. The Preferred Units do not have voting rights.
(4)	Consists of the following: (i) 844,922 LP Units held directly by Mr. Lichtenstein; (ii) 6,362,920 LP Units owned by WGL Capital LLC (“WGL”), a subsidiary of SPL; (iii) 175,426 LP Units owned by SPL; (iv) 1,540,706 LP Units owned by SPH SPV-I LLC (“SPH SPV”) excluding one LP Unit held by Douglas B. Woodworth; and (v) 692,701 LP Units held in two grantor retained annuity trusts. Mr. Lichtenstein is the manager of WGL, the Chief Executive Officer and a control person of SPL, the managing member of SPH SPV and the trustee of the grantor retained annuity trusts. Accordingly, Mr. Lichtenstein may be deemed to have investment and voting power with respect to the LP Units owned by WGL, SPL, SPH SPV and the grantor retained annuity trusts. Mr. Lichtenstein disclaims beneficial ownership of the LP Units owned by WGL, SPL, SPH SPV and the grantor retained annuity trusts, except to the extent of his pecuniary interest therein. In addition, Mr. Lichtenstein holds directly 410,787 Preferred Units. The Preferred Units do not have voting rights.
(5)	Consists of the following: (i) 49,938 LP Units held directly by Mr. McNiff, including unvested restricted LP Units over which Mr. McNiff may exercise full voting rights (see footnote 1); (ii) 45,816 LP Units owned by the John and Evelyn McNiff Trust (the “McNiff Trust”); and (iii) 73,351 LP Units owned by the Evelyn B Olin Irrevocable Trust (the “Olin Trust”). Mr. McNiff is a co-trustee of the McNiff Trust and a co-trustee of the Olin Trust. Accordingly, Mr. McNiff may be deemed to have investment and voting power with respect to the LP Units held by the McNiff Trust and the Olin Trust. Mr. McNiff disclaims beneficial ownership of the LP Units owned by the McNiff Trust and the Olin Trust, except to the extent of his pecuniary interest therein.
(6)	Consists of 51,878 LP Units held directly by Mr. Mullen, including unvested restricted LP Units over which Mr. Mullen may exercise full voting rights (see footnote 1).
(7)	Consists of 49,433 LP Units held directly by General Neal, including unvested restricted LP Units over which General Neal may exercise full voting rights (see footnote 1).
(8)	Consists of 6,794 restricted LP Units held directly by Mr. Rosen, including unvested restricted LP Units over which Mr. Rosen may exercise full voting rights (see footnote 1).
(9)	Consists of (i) 5,357 Units held directly by Mr. Benenson, all of which are unvested restricted LP Units over which Mr. Benenson may exercise full voting rights (see footnote 1) and (ii) 140,425 LP Units held directly by Summa Holdings, Inc. (“Summa”), an entity controlled by Mr. Benenson. Mr. Benenson may be deemed to have investment and voting power with respect to the LP Units held by Summa. Mr. Benenson disclaims beneficial ownership of the LP Units held by Summa, except to the extent of his pecuniary interest therein.

(10)	Consists of 5,357 Units held directly by Mr. Karros, all of which are unvested restricted LP Units over which Mr. Karros may exercise full voting rights (see footnote 1).
(11)	Consists of 5,357 Units held directly by Ms. Tahari, all of which are unvested restricted LP Units over which Ms. Tahari may exercise full voting rights (see footnote 1).
(12)	Consists of 111,074 LP Units held directly by Mr. Fejes, including unvested restricted LP Units over which Mr. Fejes may exercise full voting rights (see footnote 1).
(13)	Includes LP Units beneficially owned by all directors of the General Partner, all of our named executive officers and our other executive officers, including Douglas B. Woodworth and Gordon A. Walker.
(14)	Consists of the following: (i) 175,426 LP Units owned by SPL; and (ii) 6,362,920 LP Units owned by WGL. SPL is the sole member of WGL. Mr. Lichtenstein is the Chief Executive Officer and a control person of SPL and the manager of WGL. Accordingly, Mr. Lichtenstein and SPL may be deemed to have shared investment and voting power with respect to the LP Units owned by SPL and Mr. Lichtenstein, SPL and WGL may be deemed to have shared investment and voting power with respect to the LP Units owned by WGL. Mr. Lichtenstein disclaims beneficial ownership of the LP Units owned by SPL, except to the extent of his pecuniary interest therein, and each of Mr. Lichtenstein and SPL disclaims beneficial ownership of the LP Units owned by WGL, except to the extent of his or its pecuniary interest therein.
(15)	Consists of 1,540,706 LP Units owned directly by SPH SPV (excluding the LP Unit disclosed in footnote 4). Mr. Lichtenstein is the managing member of SPH SPV. Accordingly, Mr. Lichtenstein and SPH SPV may be deemed to have shared investment and voting power with respect to the LP Units owned by SPH SPV. Mr. Lichtenstein disclaims beneficial ownership of the LP Units owned SPH SPV, except to the extent of his pecuniary interest therein.
(16)	Based solely on information contained in Amendment No. 6 to the Schedule 13G filed by Entrust Global Partners LLC, a Delaware limited partnership (“Entrust”), with the SEC on February 14, 2020. Entrust reported that it and certain of its affiliates had shared voting power and shared dispositive power with respect to 1,701,256 LP Units. The principal address of Entrust is 375 Park Avenue, 24th Floor, New York, NY 10152.

TRANSACTIONS WITH RELATED PERSONS

Related Person Transactions Policy and Procedures

The LP Agreement generally provides that affiliated transactions and resolutions of conflicts of interest between the Manager or its affiliates, or any director of the Board, on the one hand, and us, on the other, must be approved by a majority of the disinterested directors of the Board or a conflicts committee established by the Board and must be on terms no less favorable to us than those generally provided to or available from unrelated third parties or “fair and reasonable” to us, taking into account the totality of the relationships between the parties involved.

In addition, the Company has a written Related Person Transaction Policy, which is administered by the Audit Committee. The Related Person Transaction Policy provides that the Audit Committee is to consider all relevant factors when determining whether the terms of a related person transaction (as defined under the rules of the NYSE and Item 404(a) of Regulation S-K) are fair and reasonable to us and whether to approve or ratify a related person transaction; provided however that these requirements will be deemed satisfied and not a breach of any duty as to any transaction (i) approved by the Audit Committee; (ii) approved by the vote of the holders of a majority of the voting power of outstanding voting units (excluding voting units owned by us, the General Partner and persons that we and the General Partner control); (iii) the terms of which are no less favorable to us than those generally being provided to or available from unrelated third parties; or (iv) that is fair and reasonable to us, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable or advantageous to us). Among other relevant factors, the Audit Committee will consider the size of the transaction and the amount payable to a related person, the nature of the interest of the applicable related person, whether the transaction may involve a conflict of interest and whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties.

Certain Relationships and Related Transactions

We describe in this section all reportable related person transactions to which we were or have been party since January 1, 2018.

Management Agreement

Overview of the Management Agreement

The Management Agreement provides that the Manager is responsible for managing our affairs. Under the Management Agreement, subject to the supervision of the Board, the Manager provides management services, including providing the services of the Executive Chairman and President of the General Partner, to the managed entities, which includes: (i) us, (ii) Steel Services, (iii) SPH Group LLC, (iv) SPH Group Holdings LLC and (v) certain entities that the Manager designates as a managed entity from time to time.

Messrs. Lichtenstein and Howard, who are employees of the Manager, or one or more of its affiliates, do not receive cash compensation from us or any of our wholly-owned subsidiaries for serving as our executive officers. The Manager has informed us that it cannot identify the portion of the compensation awarded to Messrs. Lichtenstein and Howard by the Manager, or its affiliates, that relates solely to their services to us, as the Manager does not compensate its employees specifically for such service. Under the Management Agreement, the Manager receives a quarterly Management Fee at the annual rate of 1.5% of total partners' capital, payable on the first day of each quarter and subject to quarterly adjustment plus certain incentive compensation. Warren G. Lichtenstein, our Executive Chairman, is the Chief Executive Officer of the Manager. Jack L. Howard, our President, is also President of the Manager.

Management Fee

We rely significantly on the resources and personnel of the Manager to conduct our operations. For performing services under the Management Agreement, the Manager receives a Management Fee. The Manager also receives reimbursements for certain expenses. The Manager currently receives an annual Management Fee equal to 1.5% of total partners' capital, calculated and payable quarterly. The Manager earned a Management Fee of $8,119,000 for 2018 and $7,781,000 for 2019. The Manager incurred reimbursable expenses of $4,846,000 for 2018 and $6,668,000 for 2019 in connection with its provision of services under the Management Agreement.

The Manager will compute each installment of the Management Fee as of the last day of the immediately preceding quarter with respect to which the Management Fee is due. A copy of the computations made by the Manager to calculate such installment is to be promptly delivered to the Audit Committee of the Board for informational purposes only. At the request of the Manager, we are to advance from time to time to the Manager or its designees the amount of any Management Fee for such quarter based on the Manager's good faith estimate of the Management Fee for the quarter pending the final determination of the Management Fee for such quarter. Upon such delivery of the final computation of the Management Fee for that quarter, after taking into account any advances to the Manager or its designees, the amount due (i) to the Manager or its designees by us or (ii) to us by the Manager or its designees is to be paid no later than the first day of the next fiscal quarter following the fiscal quarter in which the final Management Fee computation was delivered to us.

We or the managed entities will bear (or reimburse the Manager or its designees with respect to) all reasonable costs and expenses of the managed entities, the Manager, the General Partner or their affiliates, including but not limited to: travel, legal, tax, accounting, auditing, consulting, administrative, compliance, investor relations costs related to being a public entity rendered for the managed entities or the General Partner as well as expenses incurred by the Manager and the General Partner which are reasonably necessary for the performance by the Manager of its duties and functions under the Management Agreement and certain other expenses incurred by managers, officers, employees and agents of the Manager or its affiliates on behalf of the managed entities. The Manager will prepare and deliver from time to time a statement documenting the expenses of the managed entities and the expenses incurred by the Manager on behalf of the managed entities. The managed entities must reimburse expenses incurred by and payable to the Manager within 30 days following the date of delivery of such statement.

Devotion of Time and Additional Activities

The Manager must devote such time and personnel to the management of the managed entities as it reasonably deems necessary and appropriate from time to time. The Manager may provide services similar or identical to those it provides to us to other persons and entities including to those whose business is substantially similar to the managed entities.

The Manager and its members, officers, employees, agents and affiliates are not prevented from buying, selling or trading for its or their own account. The Manager and any person affiliated or associated with the Manager may contract and enter into transactions with the managed entities, and any unitholder, or any person the securities of which are held by or for the account of the managed entities, may have an interest in any such transactions, except to the extent prohibited by applicable law.

Restrictions

The Manager may not, without the consent of the independent directors of the Board, consummate any transaction on behalf of the managed entities which would involve the purchase or sale by any of the managed entities of any interest or asset in which the Manager has a direct or indirect ownership interest or as would constitute an actual or potential conflict of interest for the Manager.

Term and Termination

The Management Agreement was automatically renewed on December 31, 2019 and will be automatically renewed thereafter for successive one-year terms unless otherwise determined at least 60 days prior to each renewal date by a majority of the independent directors.

We may terminate the Management Agreement effective upon 30 days' prior written notice of termination from us to the Manager if (i) the Manager materially breaches any provision of the Management Agreement and such breach continues for a period of more than 30 days after written notice thereof specifying such breach and requesting that the same be remedied in such 30-day period, (ii) the Manager engages in any act of fraud, misappropriation of funds or embezzlement against any managed entity, (iii) there is an event of gross negligence or willful misconduct on the part of the Manager in the performance of its duties under the Management Agreement, (iv) there is a commencement of any proceeding relating to the Manager's bankruptcy or insolvency, (v) there is a dissolution of the Manager or (vi) there is a change of control of the Manager, not consented to by us pursuant to the Management Agreement.

The Manager may terminate the Management Agreement effective upon 60 days' prior written notice of termination to us in the event that the managed entities default in the performance or observance of any material term, condition or covenant contained in the Management Agreement and such default continues for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period.

The Manager may terminate the Management Agreement in the event any of the managed entities becomes regulated as an “investment company” under the Investment Company Act of 1940, as amended, with such termination deemed to have occurred immediately prior to such event.

The Manager may terminate the Management Agreement at any time immediately effective upon written notice of termination to us in the event that the election of the majority of the members of the Board that were originally elected and approved by the Manager no longer constitute a majority of the members of the Board, unless their replacements or successors were approved by the Manager.

Incentive Units

On January 7, 2015, the Company and SPH SPV entered into that certain Incentive Unit Agreement (the “Incentive Unit Agreement”), effective as of May 11, 2012, to restate the provisions related to the Incentive Units from the Management Agreement without substantive change. SPH SPV had previously been assigned the Incentive Unit Agreement by SPGS. Pursuant to the Incentive Unit Agreement, SPH SPV receives Incentive Units based on our performance.

Effective May 11, 2012, the Company issued to the Manager partnership profits interests in the form of Incentive Units which entitle the holder generally to share in 15% of the increase in the equity value of the Company, as calculated for the 20 trading days prior to each year end. The Incentive Units' share of such appreciation is reflected by classifying a portion of the Incentive Units as Class C units of the Company. If there has been no such increase in the equity value for a year, no portion of the Incentive Units will be classified as Class C units for that year. The Class C units are identical to the LP Units in all respects, except that net losses are not allocated to a holder of Class C units, liquidating distributions made by the Company to such holder may not exceed the amount of its capital account allocable to such Class C units and such Class C units may not be sold in the public market, until they have converted into LP Units. At such time that the amount of the capital account allocable to a Class C unit is equal to the amount of the capital account allocable to an LP Unit, such Class C unit shall convert automatically into an LP Unit. The number of Incentive Units outstanding is equal to 100% of the sum of the LP Units outstanding (including LP Units held by partially owned subsidiaries). The Company shall make any adjustment that it determines is equitably required by reason of the raising of new capital, including, without limitation, adding such new capital to the baseline equity value per common unit to the extent that the issue price of the new LP Units exceeds the baseline equity value per common unit. No Class C units were earned in 2018 and 2019.

If any issuance of LP Units, options, convertible securities or any other right to acquire LP Units by us results in an increase in the number of LP Units outstanding on a fully diluted basis as compared to the number outstanding as of the date of the most recent issuance (or, in the case of the first issuance, since the initial Incentive Unit grant date), the number of Incentive Units will be increased so that as of the date of the increase of the number of Incentive Units, after taking into account the number of outstanding LP Units on a fully diluted basis and the increase in the number of Incentive Units since the initial Incentive Units grant date, the number of outstanding Incentive Units (in the aggregate) is equal to 100% of the sum of the LP Units outstanding (including LP Units held by partially owned subsidiaries), on a fully diluted basis. Each Incentive Unit shall otherwise be subject to the same terms, unless the Manager otherwise agrees.

Steel Services Ltd. Agreements

Effective May 11, 2016, SP Corporate Services LLC (“SP Corporate”) merged with and into SPH Services, Inc. (“SPH Services”) and the name of SPH Services was changed to Steel Services. Master Services Agreements with and/or assigned to SP Corporate or SPH Services are now with, and services are furnished by, Steel Services.

Under such Master Services Agreements, Steel Services provides services, which included assignment of C-Level management personnel, legal, tax, accounting, treasury, consulting, auditing, administrative, compliance, environmental, health and safety, human resources, marketing, investor relations, operating group management and other similar services to the Company and some of our wholly-owned subsidiaries and certain non-wholly-owned entities. The below sets forth services agreement with non-wholly-owned entities.

Steel Services entered into a management services agreement with WebFinancial Holding Corporation (“WFHC”) dated as of August 1, 2015. Effective August 17, 2018, WFHC became an indirect, wholly-owned subsidiary of the Company; prior to this date, the Company had an approximate 91.2% interest in WFHC. Pursuant to the terms of the management services agreement, as amended, prior to the Company's 100% ownership of WFHC Steel Services provided WFHC with certain services, and WFHC would pay Steel Services an annual fee of $4,200,000, which fee was adjustable annually upon agreement by the parties or at other times upon amendment to the management services agreement. Under the agreement, Steel Services provided WFHC with CEO and CFO services and certain other employees and corporate services.

On March 9, 2010, WebBank, a Utah chartered industrial bank and our subsidiary through WFHC, and Steel Services entered into a servicing agreement under which Steel Services received $125,000 quarterly and provided certain services to WebBank. The fees under the servicing agreement ceased as of November 4, 2019.

Steel Services also had services agreements with each of BNS Holding, Inc. (“BNS”) and WebFinancial Holding LLC (f/k/a CoSine Communications, Inc.) (“WFH LLC”). The Company has an approximate 84.9% ownership interest in BNS and, as of August 17, 2018, a 100% ownership interest in WFH LLC. Pursuant to the terms of the services agreements, Steel Services provided each of BNS and WFH LLC with certain services and each of BNS and WFH LLC paid Steel Services a monthly fee of $17,000 and $100,000, respectively, which fees were adjustable annually upon agreement by the parties or at other times upon amendment to the services agreements. In addition, each of BNS and WFH LLC were obligated to reimburse Steel Services for certain expenses, including legal expenses, as well as all reasonable and necessary business expenses, incurred on behalf of each of BNS and WFH LLC.

Effective January 1, 2012, Steel Services entered into management services agreements with J Howard, Inc., SPL and certain of SPL's affiliates. J Howard, Inc. is 100% controlled by Jack L. Howard, our President, and SPL holds an approximate 26.1% ownership interest in the Company. The agreements with J Howard, Inc., SPL and SPL's affiliates provide for a monthly fee of $5,000 for J Howard, Inc. and $85,000 for SPL and SPL's affiliates, which fees are adjustable annually upon agreement by the parties or at other times upon amendment to the management services agreement.

Steel Services entered into a management services agreement with Steel Connect dated as of June 1, 2019 which replaced the management services agreement dated as of January 1, 2015 pursuant to which Steel Connect would pay Steel Services an annual fee of $1,147,692. The Company and its subsidiaries have an approximate 49.2% ownership interest in Steel Connect as of December 31, 2019 (including its ownership of shares of preferred stock and notes convertible into common stock of Steel Connect). Pursuant to the terms of the management services agreement, as amended, Steel Services provides Steel Connect with certain services and Steel Connect pays Steel Services a fixed monthly fee of $282,800 and reimburses Steel Services and its representatives for all reasonable expenses incurred in providing the Services. Additionally, Steel Services will, to the extent legally permissible, earn a reasonable success fee to be mutually agreed upon for any acquisition, divestiture or financing transaction completed by Steel Connect during the term of the management services agreement. Steel Services invoiced Steel Connect $1,147,692 in 2018 and $2,457,805 in 2019.

Steel Services entered into management services agreements with iGo, Inc. (“iGo”) and AJRD dated as of October 1, 2013 and March 1, 2016, respectively. The Company and its subsidiaries have an approximate 80.2% ownership interest in iGo and an approximate 5.0% interest in AJRD as of December 31, 2019. Pursuant to the terms of the management services agreements, as amended, Steel Services provides iGo and provided AJRD with certain services. iGo and AJRD paid Steel Services annual fees of $372,000 and $120,000, respectively, in 2018. The fees under the management services agreements are (were) adjustable annually upon agreement by the parties or at other times upon amendment to the management services agreements. The management services agreement with AJRD was terminated as of January 1, 2019. Steel Services invoiced iGo $372,000 in 2019.

Mutual Securities

Pursuant to the Management Agreement, the Manager is responsible for selecting executing brokers. Securities transactions for us are allocated to brokers on the basis of reliability and best price and execution. The Manager has selected Mutual Securities, Inc. (“Mutual Securities”) as an introducing broker and may direct a substantial portion of the managed entities' trades to such firm, among others. Jack L. Howard, our President, is a registered principal of Mutual Securities. The Manager only uses Mutual Securities when such use would not compromise the Manager's obligation to seek best price and execution. Commissions charged by Mutual Securities are generally commensurate with commissions charged by other institutional brokers. The Commissions paid by the Company to Mutual Securities were approximately $298,073 for 2018 and $111,541 for 2019. The portion of the commission paid to Mutual Securities ultimately received by Mr. Howard is net of clearing and other charges.

Other

Lucas-Milhaupt, Inc., a subsidiary of the Company, sold $291,000 and $280,000 of finished goods to AJRD in 2019 and 2018, respectively. OMG, Inc., a subsidiary of the Company, also purchased machinery from Steel Connect, an affiliate of the Company, for $130,000 during 2019.

EXECUTIVE OFFICERS OF THE COMPANY

For biographical information regarding Mr. Lichtenstein, our Executive Chairman, and Mr. Howard, our President, see “Additional Directors” under Proposal No. 1 - Election of Directors.

William T. Fejes, Jr. (age 64) has been the Chief Operating Officer of the Company since March 2019 and the President of Steel Services and the Company's Diversified Industrial segment since October 2017 and has held similar positions in some of the Company's subsidiaries since 2010 (including HNH and SLI). From 2007 until April 2010, Mr. Fejes was the Chief Operating Officer of Seakeeper, Inc., a company that designs, manufactures and markets motion stabilization equipment for boats under 50 meters in length. Prior to joining Seakeeper, Inc., Mr. Fejes was the President and Chief Executive Officer of TB Wood's Corporation (“TB Wood's”), a public company that designs, manufactures and markets industrial power transmission components, with plants in the United States, Mexico and Italy, from 2004 to 2007, and was a director of TB Wood's from 2004 to 2005. Mr. Fejes also held various executive and management roles at Danaher Corporation, a public company that designs, manufactures and markets industrial and consumer products, for 18 years. From March 2009 to February 2015, Mr. Fejes served as a director of Broadwind Energy, a public company for which he also served as the Chairman of the Governance / Nominating Committee, as a member of the Audit and as a member of the Compensation Committees. From 2008 to 2010, Mr. Fejes was a Director of Automation Solutions, Inc., a privately held distributor of factory automation equipment. Mr. Fejes holds a Bachelor's and Master's of Science in Electrical Engineering from the Massachusetts Institute of Technology. Mr. Fejes has served on the Board of Steel Connect since December 15, 2017.

Douglas B. Woodworth (age 48) was appointed Chief Financial Officer of the Company in May 2016 and holds similar positions in substantially all of the Company's subsidiaries. Prior to such appointment, Mr. Woodworth had served as Vice President and Controller of HNH from August 2012. Mr. Woodworth has over two decades of progressive responsibility in accounting and finance. Prior to joining HNH, Mr. Woodworth served as Vice President and Corporate Controller with SunEdison, Inc. (formerly MEMC Electronic Materials, Inc.), from August 2011 to July 2012 and as Vice President and Corporate Controller of Globe Specialty Metals, Inc. from November 2007 to July 2011. Prior to that, Mr. Woodworth held positions of increasing responsibility with Praxair, Inc. Mr. Woodworth began his career with KPMG LLP. Mr. Woodworth holds an MBA from the Kellogg School of Management at Northwestern University, a Master of Engineering Management from the McCormick School of Engineering at Northwestern University and a Bachelor of Science in Accountancy from Miami (Ohio) University. Mr. Woodworth is a certified public accountant. Mr. Woodworth has been the Chief Financial Officer of Steel Connect since November 2, 2019.

Gordon A. Walker (age 44) was appointed Senior Vice President of the Company on November 11, 2019. Mr. Walker has management oversight for the Company's performance materials, tubing, cutting replacement products and services businesses, as well as its motion control operations within its electrical products business and engineered applications operations within its packaging business. Prior to such appointment, from July 2016 to April 2019, Mr. Walker served as President and Chief Executive Officer of EaglePicher Technologies, a leading provider of advanced specialty battery and energy storage solutions to medical device and aerospace and defense markets. From September 1997 to June 2016, Mr. Walker held various roles at Knowles Corporation, a market leader in miniature acoustic components, including that of General Manager and President from December 2005 to July 2016. Mr. Walker holds a Bachelor of Arts degree from Carlton College and an Executive MBA from the University of Pennsylvania's Wharton School of Business.

EXECUTIVE COMPENSATION

This section provides certain information required by the rules of the SEC regarding the compensation of our named executive officers (defined as (1) all individuals who served as our principal executive officer during any part of the year ended December 31, 2019 and (2) our two most highly compensated executive officers (other than our Chief Executive Officer) who were serving as executive officers as of December 31, 2019). Our named executive officers for 2019 were Warren G. Lichtenstein, Executive Chairman, Jack L. Howard, President, and William T. Fejes, Jr., Chief Operating Officer of the Company and President of Steel Services and the Company's Diversified Industrial segment. Messrs. Lichtenstein and Howard also serve as directors and their biographical information is included in Proposal 1 - Election of Directors. We have opted to comply with the executive compensation rules otherwise applicable to “smaller reporting companies,” as such term is defined in Rule 12b-2 under the Exchange Act.

Summary Compensation Table

The following table sets forth all compensation awarded to, paid to or earned by the Company's named executive officers during the fiscal years ended December 31, 2019 and December 31, 2018.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards (LP Units) ($)		All Other Compensation ($)		Total Compensation ($)
Warren G. Lichtenstein Executive Chairman	2019	—	(1)	—	—		—		—
	2018	—	(1)	—	—		4,331,525	(2)	4,331,525
Jack L. Howard President	2019	—	(1)	—	—		852,488	(3)	852,488
	2018	—	(1)	—	—		1,350,200	(4)	1,350,200
William T. Fejes, Jr. Chief Operating Officer	2019	679,792		203,924	1,210,000	(5)	13,944	(6)	2,107,660
	2018	650,000		551,286	—		13,794	(6)	1,215,080
(1)	In each of 2019 and 2018, except as described below in “Narrative Disclosure to Summary Compensation Table – Base Compensation,” Warren G. Lichtenstein and Jack L. Howard did not receive any salary from the Company as their services were provided to the Company pursuant to the Management Agreement. Under the Management Agreement, the Manager receives a quarterly Management Fee at an annual rate of 1.5% of total partners' capital, payable on the first day of each quarter and subject to quarterly adjustment plus certain incentive compensation.
(2)	Includes Mr. Lichtenstein's 2017 award in an amount of $3,115,500 and a discretionary award for 2017 in an amount of $1,216,325 for services performed while HNH was not a wholly-owned subsidiary of the Company, as further described below in “Narrative Disclosure to Summary Compensation Table – Base Compensation.”
(3)	Includes a $407,000 bonus from WFHC based on WebBank achieving its 2018 plan, which bonus was approved by the Board prior to WFHC becoming a wholly-owned subsidiary and later ratified by the Board in March 2019, at which time it was a wholly-owned subsidiary, and $357,000 from WFHC for Mr. Howard's services as a director during 2019.
(4)	Includes a discretionary award for 2017 in an amount of $1,216,325 for services performed while HNH was not a wholly-owned subsidiary of the Company and cash compensation of $133,875 from WFHC for Mr. Howard's services as a director once WFHC became a wholly-owned subsidiary of the Company, as further described below in “Narrative Disclosure to Summary Compensation Table – Base Compensation.” Does not include direct fees or compensation received from subsidiaries which were not wholly–owned during the respective period, as described in “Narrative Disclosure to Summary Compensation Table – Fees from Affiliates.”
(5)	Reflects the aggregate fair value of restricted LP Units as of December 31, 2019 calculated in accordance with Topic 718. The assumptions applied in determining the fair value of the awards are discussed in Note 16 to our audited consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K. See “Narrative Disclosure to Summary Compensation Table – Outstanding Equity Awards at Fiscal Year-End.”
(6)	Includes payments for life insurance and 401(k) matching payments.

Narrative Disclosure to Summary Compensation Table

The compensation paid to the named executive officers during 2019 and 2018 included salaries, bonus, equity compensation, director fees and certain insurance benefits and 401(k) matching contributions.

Mssrs. Lichtenstein and Howard

Base Compensation

Since our Management Agreement provides that the Manager is responsible for managing our affairs, our executive officers who are employees of the Manager or one or more of its affiliates do not receive cash compensation from us or any of our subsidiaries for serving as our executive officers. Accordingly, the Manager has informed us that it cannot identify the portion of the compensation awarded to our named executive officers by the Manager that relates solely to their services to us, as the Manager does not compensate its employees specifically for such service.

Currently, Mr. Lichtenstein and Mr. Howard serve pursuant to the Management Agreement. During the term of the Management Agreement, the Company is not responsible for compensating or providing applicable employment benefits to any officers or other personnel provided thereunder. See “Certain Relationships and Related Transactions.”

Fees from Affiliates

In addition to serving as executive officers of the Company, Mr. Lichtenstein and Mr. Howard serve as directors of certain of the Company's subsidiaries, for which they have received compensation. HNH became a wholly-owned subsidiary of the Company in 2017. Mr. Howard is also a director of (i) WebBank, WFHC and API Group plc (“API”), which became wholly-owned subsidiaries of the Company in 2018, and (ii) iGo, which became an 80.2% subsidiary in 2018, for which he receives compensation. Mr. Howard ceased to be a director of API in 2019.

During 2016, HNH awarded as cash awards in lieu of restricted stock grants an award of $1,557,750 to Mr. Lichtenstein. Mr. Lichtenstein chose to defer one hundred percent of the award. At the discretion of HNH's then Compensation Committee, the 2017 grant for Mr. Lichtenstein could have been increased by the amount of his deferral, or approved at such other level as was deemed appropriate depending upon HNH's performance in 2016. In fact, the deferred portion of the 2016 grants was approved and awarded in March 2017, along with and additional grant of $1,557,750 to Mr. Lichtenstein. Mr. Lichtenstein's 2017 award of $3,115,500 had a one-year vesting period and was paid in 2018. Each of Messrs. Lichtenstein and Howard also received compensation of $1,216,325 from HNH in 2018.

In 2018 and 2019, Mr. Howard received cash compensation of $50,000 and $66,000, respectively, from WebBank for his service as a director. In 2018 and 2019, Mr. Howard received cash compensation of $45,000 and $22,500, respectively, from API for his service as a director. In 2018 and 2019, Mr. Howard received cash compensation of $312,375 and $357,000, respectively, from WFHC for his service as a director.

WebBank LTIP Agreement

Mr. Howard, as Executive Chairman of WebBank, is party to a Long-Term Incentive Agreement (the “LTIP Agreement”), dated as of March 10, 2020, with WFHC. Pursuant to the LTIP Agreement, Mr. Howard will be entitled to an incentive award (the “Incentive Award”) of the greatest of the following: (i) 3.5% of the sum of net income of WebBank for each fiscal year from January 1, 2018 to December 31, 2020 (or for such shorter term ending (a) upon a separation of Mr. Howard's service by us or WFHC without cause (as defined in the LTIP Agreement), (b) upon Mr. Howard's death or disability, or (c) upon a change of control or related corporate transaction (as defined in the LTIP Agreement) (“Change of Control”)); in the event of an underwritten initial public offering in the United States (an “IPO”) prior to January 1, 2021 and subject to Mr. Howard's continued service on the date thereof, 3.5% of the difference between the fair market value of WebBank's outstanding common stock based on the IPO offering price and a base amount to be determined by the WFHC Board, adjusted for certain dividend payments and changes to capital; and (iii) in the event of a Change of Control prior to January 1, 2021 and subject to Mr. Howard's continued service on the date thereof, 3.5% of the difference between the fair market value of WebBank's outstanding common stock based on the value of the consideration paid in the Change of Control and a base amount to be determined by the WFHC Board, adjusted for certain dividend payments and changes to capital. The Incentive Award will be paid no later than 30 days following Mr. Howard's separation of service, the consummation of the Change of Control or January 1, 2021, as applicable. Mr. Howard will not be entitled to an Incentive Award under clause (i) above for any fiscal year in which WebBank fails to achieve at least 80% of its budgeted net income, unless the WFHC board grants an exception. In the event of Mr. Howard's voluntary separation of service or separation of service for cause (each as defined in the LTIP Agreement) prior to any payment of the Incentive Award, the Incentive Award and all rights thereto will immediately terminate and be forfeited.

Potential Payments Upon Termination or Change of Control

For information on compensation payable to Mr. Howard upon a termination or Change in Control under the LTIP Agreement, see “WebBank LTIP Agreement” above.

Mr. Fejes

Salary

We pay Mr. Fejes a base salary to provide a baseline level of compensation that is both competitive with the external market and commensurate with his past performance, experience, responsibilities and skills. His base salary may be adjusted from time to time on a yearly basis based upon the Company's overall budgetary guidelines or increased responsibilities.

Incentive Compensation

Mr. Fejes had a target incentive award of 100% of salary in 2019 and his target award, including short-term and long-term incentive compensation. Of these bonus targets, it was anticipated by the Manager that between 50% to 80% would be comprised of short-term cash incentives and 20% to 50% would be provided in the form of long-term compensation, including equity compensation. On March 11, 2019, the Company granted to Mr. Fejes under the 2018 Incentive Award Plan (“2018 Plan”) 100,000 restricted LP Units which vest over seven years in equal installments on each anniversary of the date of grant, provided that Mr. Fejes remains in continuous service as Chief Operating Officer, President of Steel Services and of our Diversified Industrial segment, or in a substantially equivalent executive position with the Company or any of its affiliates.

Employment Agreement

Mr. Fejes had an employment agreement with SLI (the “Fejes Employment Agreement”) which was assigned to Steel Services effective June 9, 2016. The Fejes Employment Agreement provides for automatic one-year renewals unless the agreement is terminated in accordance with its terms. Under the terms of the Fejes Employment Agreement, Mr. Fejes is entitled to receive an annual base salary and is eligible for an annual bonus of up to 100% of his base salary, to be composed of a short-term incentive portion and a long-term incentive portion, at the sole discretion of the Board. Mr. Fejes' services have been provided to the Company pursuant a Master Services Agreement with Steel Services.

Potential Payments Upon Termination or a Change of Control

Under the terms of the Fejes Employment Agreement, if Mr. Fejes' employment is terminated, at his or the Company's election at any time due to his death or disability, due to the expiration or non-renewal of the Fejes Employment Agreement prior to his 65th birthday, or for reasons other than cause or voluntary resignation, Mr. Fejes is entitled to receive certain accrued obligations (accrued vacation, expenses, etc.) and, provided he executes a general release, severance payments and benefits equal to: (i) one year of his base salary; (ii) reimbursement for the premium associated with one-year continuation of health insurance coverage pursuant to COBRA, (iii) immediate vesting of any options that would have been scheduled to vest within one year of the date of termination of employment; (iv) unpaid bonuses with respect to the fiscal year ending on or preceding the date of termination, if any, provided Mr. Fejes is employed on December 31 of that year and a bonus plan is in full force and effect; and (v) unpaid bonus through the termination or resignation date, if any, or, if the full bonus has not been earned, a pro-rata portion of such bonus, pursuant to the terms of any such bonus plan. Additionally, pursuant to their terms, the restricted LP Units granted to Mr. Fejes will be forfeited in the event that Mr. Fejes' employment with the Company is terminated (other than in the case of death or disability under the 2018 Plan, in which case they will be fully vested).

Compensation Governance

Role of Compensation Consultant

The Manager, in consultation with the Compensation Committee, engaged Hay Group to assist it in reviewing and determining appropriate, competitive compensation for Mr. Fejes and other senior employees of the Company whose services were not being provided pursuant to the Management Agreement. The Manager and the Compensation Committee believe Hay Group's familiarity with the Company and its compensation policies allowed Hay Group to provide more meaningful insights to the Manager in setting, and the Compensation Committee in reviewing, compensation levels. Hay Group also reviewed the design and competitiveness of the Company's non-employee director compensation program. Hay Group has continued to provide to the Company, at its request, benchmarking, best practices and other data relevant to our compensation programs and changes thereto. In 2019, Hay Group did not provide any other services to the Company, although it provided similar services to certain affiliates.

The Compensation Committee determined that the work of Hay Group did not raise any conflicts of interest in 2019. In making this assessment, the Compensation Committee considered the independence factors enumerated in Rule 10C-1(b) under the Exchange Act and the corporate governance standards of the NYSE, including the fact that Hay Group does not provide any other services to the Company, the level of fees received from the Company as a percentage of Hay Group's total revenue, policies and procedures employed by Hay Group to prevent conflicts of interest, and whether the individual Hay Group advisers to the Compensation Committee own any LP Units or have any business or personal relationships with members of the Compensation Committee or our executive officers.

Hay Group provides the Manager and the Compensation Committee with external benchmarking data to establish competitive total compensation pay practices for each senior position. To generate this benchmarking data, Hay Group utilizes broad market surveys of companies of the Company's size and operating in similar geographic areas, but has not developed a specific peer group of companies that it reviews. The Manager, in consultation with the Compensation Committee, evaluates our executives' compensation on an annual basis and makes changes accordingly. The Manager also takes into consideration current economic conditions and the Company's financial projections, as well as Hay Group's data, for each position being reviewed, including providing the 25th, 50th and 75th percentile of compensation for each such position across the companies represented in its surveys.

Role of Management

Each year, the Executive Chairman provides an assessment of the performance of Mr. Fejes and other senior employees of the Company whose services were not being provided pursuant to the Management Agreement during the prior year and recommends to the Compensation Committee the compensation to be awarded to each executive officer, which is then determined by the Compensation Committee. The Executive Chairman's recommendations are based on numerous factors including:

•	corporate and individual performance;
•	leadership competencies; and
•	external market competitiveness.

Hedging Policy

Our insider trading policy forbids all of our executive officers, employees and directors from entering into hedging or monetization transactions, such as zero-cost collars and forward sale contracts, which allow such individuals to continue to own Company securities without the full risks and rewards of ownership.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the unvested restricted LP Units held by each named executive officer as of December 31, 2019. The market values of the restricted LP Units reported in this table are calculated based on the closing market price of the Company's LP Units on the New York Stock Exchange on December 31, 2019, which was $12.10 per LP Unit.

Stock Awards (LP Units)
Name	Number of shares or units that have not vested (LP Units) (#)		Market value of shares or units that have not vested ($) (LP Units)
Warren G. Lichtenstein	—		—
Jack L. Howard	—		—
William T. Fejes, Jr.	170,000	(1)	2,057,000
(1)	Restricted LP Units were granted to Mr. Fejes on December 7, 2016 and March 11, 2019. The restricted LP Units granted in 2016 vest over ten years as follows: 20,000 on each of the first, second and third anniversaries of the date of grant and 10,000 on each of the fourth through the tenth anniversaries of the date of grant. The restricted LP Units granted in 2019 under the 2018 Plan vest over seven years in equal installments on each anniversary of the date of grant. In both cases, the LP Units vest provided that Mr. Fejes remains in continuous service as Chief Operating Officer, President of Steel Services and of our Diversified Industrial segment, or in a substantially equivalent executive position with the Company or any of its affiliates.

DIRECTOR COMPENSATION

Directors who are also executive officers are not separately compensated for their service as directors. Our non-management directors earned the following aggregate amounts of compensation for 2019. We also provide reimbursement to members of our Board for their reasonable expenses related to their service as members of the Board of Directors and any committees thereof. Amounts in this table are in whole dollars.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards (LP Units) ($)(2)(3)	Total ($)
John P. McNiff	175,200	75,000	250,200
Joseph L. Mullen	113,000	75,000	188,000
General Richard I. Neal	99,500	75,000	174,500
Lon Rosen	84,500	75,000	159,500
James Benenson III	92,000	75,000	167,000
Eric P. Karros	86,000	75,000	161,000
Rory H. Tahari	54,833	75,000	129,833
(1)	For 2019, our non-management directors received cash fees of $1,500 for each board committee meeting attended. The Chairperson of the Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee were paid an additional cash fee of $61,200, $10,000 and $15,000 annually, respectively. For 2019, each non-management director earned annual cash compensation in the amount of $80,000.
(2)	Reflects the aggregate grant date fair value of restricted LP Units calculated in accordance with Topic 718. The assumptions applied in determining the fair value of the awards are discussed in Note 16 to our audited consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K.
(3)	For 2019, each independent director earned annual equity compensation in the amount of $75,000 in the form of restricted LP Units of the Company, with one-third of such restricted LP Units vesting on May 18, 2020, one-third of such restricted LP Units vesting on May 18, 2021 and one-third of such restricted LP Units vesting on May 18, 2022. The per unit value of such restricted LP Units is $14.00 determined based on the fair market value of the Company's LP Units as of May 17, 2019. Total value of the LP Units issued in 2019 was $525,000. In December 2019, the Compensation Committee approved a $5,000 increase to the equity compensation for the directors in 2020.

The following table provides a summary of the aggregate number of unvested restricted LP Units outstanding for each of our non-management directors as of December 31, 2019.

Name	Unvested Restricted LP Units
John P. McNiff	9,545
Joseph L. Mullen	9,545
General Richard I. Neal	9,545
Lon Rosen	8,230
James Benenson III	5,357
Eric P. Karros	5,357
Rory H. Tahari	5,357

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2019 regarding securities authorized for issuance under our equity compensation plans.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants or Rights(1)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)
Equity Compensation Plan Approved by Unitholders	207,499	—	292,501
Equity Compensation Plan Not Approved by Unitholders	—	—	—
(1)	Represents common units issuable under our 2018 Plan upon the vesting of restricted LP Units.
(2)	Represents shares available for future issuance under our 2018 Plan.

For a description of the 2018 Plan, see Note 16 to our audited consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K.

PROPOSAL NO. 2:
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act, enacted by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requires that we provide our unitholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Company's named executive officers as disclosed in this Proxy Statement in accordance with the SEC's rules. The vote on this proposal relates to the overall compensation of our named executive officers, as described in this proxy statement, pursuant to Item 402 of Regulation S-K of the SEC (namely, the compensation tables and accompanying narrative disclosures found under the heading “Executive Compensation,” other than the disclosures under “Compensation Governance”). The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our named executive officers. Consistent with our Board's recommendation and as approved on an advisory basis by our shareholders at the 2019 Annual Meeting of Limited Partners, we currently conduct this advisory vote on an annual basis and expect to conduct the next advisory vote at our 2021 Annual Meeting of Limited Partners.

As described in detail in the section entitled, “Transactions with Related Persons” and “Executive Compensation,” pursuant to the Management Agreement, the Company's day-to-day business affairs are managed by our Manager, which employs Messrs. Lichtenstein and Howard. Mr. Fejes is the Chief Operating Officer of the Company and the President of Steel Services and our Diversified Industrial segment.

The Board recommends that unitholders approve the compensation of the Company's named executive officers as described in this Proxy Statement by approving the following advisory resolution:

RESOLVED, that the Company's unitholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the Annual Meeting of Limited Partners pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosures.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the voting power of the outstanding voting LP Units entitled to vote and present in person or by proxy is required to approve the compensation of our named executive officers. If you indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum. If you hold your LP Units through a broker and you do not instruct the broker on how to vote on this proposal, as is discussed above, your broker will not have the authority to vote your uninstructed units on this proposal. Abstentions will count as votes “against” and broker non-votes will have no effect on the outcome of this proposal. As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our unitholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
THE COMPANY'S EXECUTIVE COMPENSATION.

AUDIT COMMITTEE REPORT1

The following is the report of the Audit Committee with respect to our audited financial statements for 2019.

The Audit Committee's purpose is, among other things, to assist our Board in its oversight of its financial accounting, reporting and controls. Our Board has determined that each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and each is an “independent” director within the meaning of the NYSE listing standards, including NYSE listing standard 303A.02. The Audit Committee operates under a written charter.

Our management is responsible for the preparation, presentation and integrity of our financial statements, including setting the accounting and financial reporting principles and designing our system of internal control over financial reporting. Our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), is responsible for performing an independent audit of our Consolidated Financial Statements and for expressing opinions on the conformity of our audited financial statements to generally accepted accounting principles and on the effectiveness of our internal control over financial reporting based on their audit. The Audit Committee oversees these processes, although members of the Audit Committee are not engaged in the practice of auditing or accounting, and their functions are not intended to duplicate or to certify the activities of management or Deloitte.

The Audit Committee has reviewed and discussed our audited Consolidated Financial Statements for 2019 with management and Deloitte. The Audit Committee met with Deloitte, with and without management present, to discuss the results of its examinations, its evaluation of our internal control over financial reporting and the overall quality of our financial reporting.

The Audit Committee has also received from, and discussed with, Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte's communications with the audit committee concerning independence. The Audit Committee has discussed with Deloitte the communications concerning independence and that firm's independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this report and its charter, the Audit Committee recommended to the Board that the audited Consolidated Financial Statements be included in our Annual Report.

1 The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference therein.

Submitted by the Audit Committee of the Board

John P. McNiff, Chair
Joseph L. Mullen
General Richard I. Neal
James Benenson III

INDEPENDENT ACCOUNTING FIRM FEES AND OTHER MATTERS

Fees Paid to Independent Registered Public Accounting Firm

The following table presents information regarding the fees billed by Deloitte for 2019 and 2018 (in thousands).

Nature of Services	Deloitte 2019 Fiscal Year	Deloitte 2018 Fiscal Year
Audit Fees	$3,114	$2,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$3,114	$2,000

Audit Fees. This category includes professional services rendered for the audit of our consolidated financial statements included in our annual reports, review of our unaudited condensed consolidated financial statements included in our quarterly reports and services that were provided in connection with statutory or regulatory filings or engagements.

Audit-Related Fees. This category includes fees billed for assurance and related services that are reasonably related to the performance of an audit or review of the Company's financial statements, including audits in connection with acquisitions, due diligence for mergers and acquisitions and consultations regarding acquisitions and divestitures.

Tax Fees. This category includes tax services provided in connection with tax return preparation and other tax consulting services.

Audit Committee Pre-Approval Policies and Procedures

Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company's principal independent registered public accounting firm be approved in advance by the Audit Committee of the Board, subject to a de minimis exception set forth in the SEC rules for non-audit services (the “De Minimis Exception”). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairperson reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. In 2019 and 2018, the Audit Committee followed SEC guidelines in approving all services rendered by Deloitte.

Changes in Independent Registered Public Accounting Firm

On August 3, 2018, the Company, after careful consideration and based upon the recommendation of the Audit Committee, dismissed its prior independent registered public accounting firm, BDO USA, LLP (“BDO”). This dismissal followed the decision by the Company to seek proposals from other independent registered public accounting firms to audit the Company's consolidated financial statements for its fiscal year ended December 31, 2018.

On August 6, 2018, the Company, based on the recommendation of the Audit Committee, retained Deloitte as its independent registered public accounting firm with respect to the audit of the Company's consolidated financial statements for its fiscal year ended December 31, 2018.

During the Company's two fiscal years ended December 31, 2017, and during the subsequent interim period preceding the replacement of BDO, there was no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) or disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports (on the Company's financial statement for such year). The audit reports of BDO on the consolidated financial statements of the Company as of and for the last two fiscal years ended December 31, 2017 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company's two fiscal years ended December 31, 2017, and during the subsequent interim period preceding the replacement of BDO, the Company had not consulted with Deloitte regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

PROPOSAL NO. 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

The ratification of the selection of Deloitte as our independent registered public accounting firm is being submitted to unitholders because we believe that this action follows sound corporate practice and is in the best interests of the unitholders. If the unitholders do not ratify the selection by the affirmative vote of the holders of a majority of the LP Units voted on the matter at the Annual Meeting, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different independent registered public accounting firm for our fiscal year ending December 31, 2020. If the unitholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our unitholders.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the voting power of the outstanding voting LP Units entitled to vote and present in person or by proxy is required to ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2020, on a non-binding, advisory basis. If you indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum and will count as a vote “against” this proposal. As discussed above, if you hold your LP Units through a broker and you do not instruct the broker on how to vote on this proposal, your broker will have the authority to vote your uninstructed LP Units on this proposal.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF
THE APPOINTMENT OF DELOITTE & TOUCHE LLP

PROPOSAL NO. 4: ADOPTION OF THE AMENDED AND RESTATED
2018 INCENTIVE AWARD PLAN

We are asking our unitholders to approve the A&R 2018 Plan, adopted by our Board on April 2, 2020, subject to approval by our unitholders at the Annual Meeting. The 2018 Plan was originally adopted by our Board in April 2018 and approved by our unitholders on May 24, 2018. If approved by unitholders at the Annual Meeting, the proposed A&R Plan would increase the number of LP Units under the 2018 Plan by 500,000 LP Units to a total of 1,000,000 LP Units.

The A&R 2018 Plan provides equity-based compensation through the grant of options to purchase LP Units, unit appreciation rights (“UARs”), restricted units, phantom units, substitute awards, performance awards, other unit-based awards, and includes, as appropriate, any tandem distribution equivalent rights (“DERs”) granted with respect to an award.

We believe that an adequate reserve of LP Units available for issuance under the A&R 2018 Plan is necessary to enable us to attract, motivate and retain directors and key employees, including employees of our subsidiaries, and to provide an additional incentive for such individuals through LP Unit ownership and other rights that promote and recognize the financial success and growth of our Company.

As of March 19, 2020, 500,000 LP Units were authorized for issuance of awards under the 2018 Plan. As of March 19, 2020, 292,501 LP Units remained available for future grants of awards under the 2018 Plan.

A copy of the A&R 2018 Plan is attached to this Proxy Statement as Appendix A, and a summary of the A&R 2018 Plan is set forth below. The A&R 2018 Plan does not amend the existing 2018 Plan other than to increase the number of LP Units available for future grants and/or as set forth in the summary below. This summary is qualified in its entirety by reference to the A&R 2018 Plan. Unitholders are urged to read the actual text of the stated A&R 2018 Plan.

If our unitholders do not approve this Proposal 4, the 2018 Plan will continue in its current form. If this Proposal 4 receives requisite unitholder approval, the Company intends to register the LP Units available for issuance under the A&R 2018 Plan on a registration statement on Form S-8 under the Securities Act of 1933, as amended, as soon as reasonably practicable following receipt of approval.

Summary of the A&R 2018 Plan

Purpose of the A&R 2018 Plan. The A&R 2018 Plan is intended as an incentive to attract, motivate and retain employees and directors upon whose judgment, initiative and efforts the financial success and growth of our business largely depend, and to provide an additional incentive for such individuals through LP Unit ownership and other rights that promote and recognize the financial success and growth of our Company and create value for unitholders.

Administration of the A&R 2018 Plan. The A&R 2018 Plan is to be administered by the Compensation Committee consisting solely of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 under of the Exchange Act and “independent directors” under the listing requirements of the NYSE or any similar rule or listing requirement that may be applicable to the Company from time to time. The Board or the Compensation Committee may from time to time delegate to a committee of one or more members of the Board or the Executive Chairman the authority to grant or amend Awards (as defined herein) or to take other administrative actions, subject to certain limitations as set forth in the A&R 2018 Plan.

Subject to the other provisions of the A&R 2018 Plan, the Compensation Committee will have the authority, in its discretion: (i) to grant options to purchase LP Units, UARs, restricted units, phantom units, substitute awards, performance awards, other unit-based awards, and DERs, all of which are referred to collectively as “Awards”; (ii) to determine the terms and conditions of each Award granted (which need not be identical); (iii) to construe, interpret and implement the A&R 2018 Plan and all Awards granted thereunder; (iv) prescribe, amend and rescind rules and regulations relating to the A&R 2018 Plan, including rules governing its own operations; (v) amend any outstanding Award in any respect, not materially adverse to the Participants; (vi) determine at any time whether, to what extent and under what circumstances and methods Awards may be settled, exercised and/or canceled, forfeited or suspended; and (vii) to make all other determinations necessary or advisable for the administration of the A&R 2018 Plan. All actions taken and all interpretations and determinations made by the Compensation Committee pursuant to the provisions of the A&R 2018 Plan shall be final and binding upon the Participants and all other persons.

Eligibility. The persons eligible to be designated as “Participants” in the A&R 2018 Plan as recipients of Awards include employees, consultants and directors of our Company or any subsidiary or affiliate of our Company (including such persons who are not based in the United States); provided, than an employee, consultant or director must be an “employee” (within the meaning of General Instruction A.1(a) to Form S-8) of the Company or a parent or subsidiary of the Company to be eligible to receive such an Award if such individual will be granted an Award that shall, or may, be settled in LP Units. As of December 31, 2019, approximately 5,000 employees, 35 consultants and seven non-employee directors were eligible to participate in the A&R 2018 Plan. In selecting Participants, and determining the number of LP Units covered by each Award, the Compensation Committee may consider any factors that it deems relevant.

LP Units Subject to the A&R 2018 Plan. Subject to the conditions outlined below, the total number of LP Units which may be issued pursuant to Awards granted under the A&R 2018 Plan may not exceed 1,000,000 LP Units, which may consist, in whole or in part, of newly issued LP Units, LP Units in the open market, or LP Units acquired from any person, as determined by the Compensation Committee in its discretion. LP Units pursuant to an outstanding Award that expire or are terminated, canceled or forfeited will be available for future issuance under the A&R 2018 Plan. With respect to any Award issued under the A&R 2018 Plan that is settled in cash (other than an option), the LP Units underlying such Award will be available for future issuance under the A&R 2018 Plan.

As of the March 19, 2020, the closing price of an LP Unit was $6.25.

Under the A&R 2018 Plan, the grant date fair market value of equity-based Awards granted to a director during any calendar year shall not exceed $500,000.

Upon the occurrence of any “equity restructuring” event that could result in an additional compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) if adjustments to Awards with respect to such event were discretionary, the Compensation Committee will equitably adjust the number and type of LP Units covered by each outstanding Award and the terms and conditions of such Award to equitably reflect the restructuring event, and the Compensation Committee will adjust the number and type of LP Units with respect to which future Awards may be granted under the A&R 2018 Plan. Upon the occurrence of a similar event that would not result in a FASB ASC Topic 718 accounting charge if adjustments to Awards were discretionary, the Compensation Committee shall have complete discretion to adjust Awards in the manner it deems appropriate.

In the event of certain corporate events or transactions (including, but not limited to, any non-cash distribution, LP Unit split, combination or exchange of LP Units, merger, consolidation or any other change affecting the LP Units, other than an “equity restructuring”), the Compensation Committee may make equitable adjustments, if any, to reflect such change with respect to the number and kind of LP Units that may be issued under the A&R 2018 Plan or under particular forms of Awards, the number and kind of LP Units subject to outstanding Awards, and the grant or exercise price applicable to outstanding Awards.

Options. Upon the grant of an option to purchase LP Units, the Compensation Committee will specify the option price, the maximum duration of the option, the number of LP Units to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Compensation Committee shall determine which are not inconsistent with the terms of the A&R 2018 Plan. The exercise price of each option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of an LP Unit on the date the option is granted. No option shall be exercisable later than the tenth anniversary date of its grant.

UARs. Upon the grant of a UAR, the Compensation Committee will specify the exercise price, the maximum duration of the UAR, the number of LP Units to which the UAR pertains, the conditions upon which the UAR shall become vested and exercisable, and such other provisions as the Compensation Committee shall determine which are not inconsistent with the terms of the A&R 2018 Plan. The exercise price of each UAR will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of an LP Unit on the date the UAR is granted. No UAR shall be exercisable later than the tenth anniversary date of its grant.

Exercise of Options and UARs. An option or UAR shall be exercised by providing notice to the designated agent selected by the Company, in the manner and form determined by the Compensation Committee, which notice shall be irrevocable, setting forth the exact number of LP Units with respect to which the Option or UAR is being exercised and including with such notice payment of the applicable exercise price. Payment of the applicable exercise price may be made by any of the following: (i) cash or certified or bank check; (ii) delivery of LP Units owned by such Participants; (iii) if the Company has designated a broker to act as the Company's agent to process exercises, issuing an exercise notice together with instructions to such broker irrevocably instructing the broker sell the LP Units underlying the option or UAR and deliver on the settlement date the portion of the proceeds of the sale equal to the applicable exercise price; (iv) if permitted by the Compensation Committee, in its sole discretion, through cashless exercise; or (v) any combination of the above.

Restricted Units. Restricted units may be granted under the A&R 2018 Plan aside from, or in association with, any other Award and will be subject to certain restrictions and other conditions and contain such additional terms and conditions, not inconsistent with the terms of the A&R 2018 Plan, as the Compensation Committee deems desirable.

To the extent provided by the Compensation Committee in its discretion, a grant of restricted units may provide that a distribution made with respect to the restricted units (a “Unit Distribution Right” or “UDR”) will be subject to the same forfeiture and other restrictions as the restricted unit. If restricted, UDRs will be held, without interest, until the restricted unit vests or is forfeited, with the UDR being paid or forfeited at the same time, as the case may be.

Phantom Units. A phantom unit is a right to receive an LP Unit or an amount of cash equal to the fair market value of an LP Unit if certain conditions set forth in the Award agreement are met. In lieu of or in addition to restricted units, the Compensation Committee may grant phantom units subject to certain conditions and containing such additional terms and conditions, not inconsistent with the terms of the A&R 2018 Plan, as the Compensation Committee deems desirable. Upon vesting of each phantom unit, subject to any applicable federal income tax withholding, the Participants will be entitled to settlement of the phantom unit and shall receive either an LP Unit or cash equal to the fair market value of an LP Unit, as determined by the Compensation Committee in its discretion and as provided in the applicable Award agreement.

Performance Awards. Subject to the terms and provisions of the A&R 2018 Plan, the Compensation Committee, at any time and from time to time, may grant performance awards to Participants linked to specific performance criteria in such amounts and upon such terms as the Compensation Committee shall determine.

DERs. To the extent provided by the Compensation Committee in its discretion, an Award granted under the A&R 2018 Plan may include a contingent right, granted in tandem or as a separate Award to receive an amount of cash, LP Units and/or phantom units, as determined by the Compensation Committee, equal to the value of any distributions made by the Company with respect to an LP Unit during the period such Award is outstanding. A DER grant may provide that the DER will be credited as of distribution payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Compensation Committee. A DER shall be converted to cash or additional LP Units by such formula and at such time and subject to such limitations as may be determined by the Compensation Committee.

Substitute Awards. Awards may be granted under the A&R 2018 Plan in substitution for similar Awards held by individuals who become employees, consultants or directors of the Company as a result of a merger, consolidation or acquisition by the Company, or an affiliate of the Company, of another entity or the assets of another entity. Such substitute awards that are options or UARs may have exercise prices less than the fair market value of an LP Unit on the date of the substitution if such substitution complies with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and other applicable laws and exchange rules.

Other Unit-Based Awards. Subject to the provisions of the A&R 2018 Plan, the Compensation Committee may grant other types of unit-based awards not otherwise described by the terms of the A&R 2018 Plan (including the grant or offer for sale of unrestricted LP Units) in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such Awards may involve the transfer of actual LP Units to Participants, or payment in cash or otherwise of amounts based on the value of LP Units. Each other unit-based award shall be expressed in terms of LP Units.

Termination of Employment. Generally, upon a Participant's termination of service due to death or disability, the unvested portion of an Award would become fully vested and/or exercisable. Upon a Participant's termination of service by the Company for Cause (as defined in the A&R 2018 Plan), any outstanding unvested and/or unexercised Awards would be forfeited. Generally, unless otherwise provided in an award agreement or by the Compensation Committee, upon a Participant's termination of service for any other reason, the unvested portion of such Award would be forfeited.

With respect to options and UARs, any vested portions of such award at termination of service would generally remain exercisable for 3 months after such termination (five years in the case of the Participant's death, disability or retirement).

Restrictions on Transferability. The Awards granted under the A&R 2018 Plan are not transferable and may be exercised solely by a Participant or his authorized representative during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or his designation of beneficiary or as otherwise required by law. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions set forth in the A&R 2018 Plan will be void and ineffective and will give no right to the purported transferee.

Change in Control. The Compensation Committee may provide for the acceleration of the vesting and exercisability (as applicable) of any outstanding Awards in the event of a Change in Control (as defined in the A&R 2018 Plan) of our Company subject to the terms of the A&R 2018 Plan. Unless the Compensation Committee provides otherwise in connection with a Change in Control or as described in “Amendments to the A&R 2018 Plan” below, accelerated vesting and exercisability is contingent upon termination of employment by us without Cause (as defined in the A&R 2018 Plan) or by the Participants for Good Reason (as defined in the A&R 2018 Plan) on or within two years following the occurrence of a Change in Control.

Termination of the A&R 2018 Plan. Unless sooner terminated as provided therein, the A&R 2018 Plan shall terminate ten years from the date the 2018 Plan was first approved by unitholders, May 24, 2018. The termination of the A&R 2018 Plan shall not adversely affect any Awards granted prior to termination.

Amendments to the A&R 2018 Plan. The Board may at any time alter, amend, modify, suspend, discontinue or terminate the A&R 2018 Plan and any evidence of Award in whole or in part; provided, however, that, without the prior approval of our unitholders, options issued under the A&R 2018 Plan to any individual will not be repriced, replaced, or regranted through cancellation, and no amendment of the A&R 2018 Plan shall be made without unitholder approval if unitholder approval is required by law, regulation or stock exchange rule; and except where required by tax law, without the prior written consent of the Participants, no modification shall adversely affect an Award under the A&R 2018 Plan. In addition, the Compensation Committee may not make a grant of an option or UAR with a grant date that is effective prior to the date the Compensation Committee takes action to approve such Award. The Compensation Committee may, in connection with any merger, consolidation, unit exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the A&R 2018 Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each LP Unit subject to such Award a cash payment (or the delivery of units, other securities or a combination of cash, units and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Compensation Committee to be the fair market value of the LP Units and the purchase price per LP Unit (if any) under the Award multiplied by the number of LP Units subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.

Federal Income Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the United States federal tax consequences to Participants arising from participation in the A&R 2018 Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of Participants in the A&R 2018 Plan may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state or local tax consequences. In addition, options or UARs that provide for a “deferral of compensation” within the meaning of Section 409A of the Code, phantom units, and certain other Awards that may be granted pursuant to the A&R 2018 Plan could be subject to additional taxes unless they comply with certain restrictions set forth in Section 409A of the Code and the guidance promulgated thereunder.

Options and UARs. No taxable income will be recognized by a Participant upon receipt of an option or a UAR, and we will not be entitled to a tax deduction upon the grant of such right. Upon the exercise of a UAR, the holder will recognize ordinary income, subject to wage and employment tax withholding, as applicable, on the fair market value of the cash and other property received with respect to the UAR. Upon the exercise of an option, the holder will recognize ordinary income, subject to wage and employment tax withholding, as applicable, on an amount equal to the excess of the fair market value of the LP Unit acquired on the date of exercise over the exercise price. We or one of our affiliates will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized.

Restricted Units. Participants generally recognize no taxable income at the time of an award of restricted units. Participants may, however, make an election under Section 83(b) of the Code to have the grant taxed as ordinary income at the date of receipt, with the result that any future appreciation or depreciation in the value of the LP Units granted may be taxed as capital gain or loss on a subsequent sale of the LP Units. If Participants do not make a Section 83(b) election, the grant will be taxed as ordinary income at the full fair market value on the date the restrictions imposed on the LP Units lapse. We or one of our affiliates will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized. To the extent Participants realize capital gains, as described above, we will not be entitled to any deduction for federal income tax purposes.

Other Awards. A recipient of phantom units, performance awards, or other unit based awards will not have taxable income upon grant, but will have ordinary income, and be subject to wage and employment tax withholding, as applicable, at the time of vesting or delivery of the LP Units, depending upon the terms of the award. The amount of ordinary income will equal the fair market value on the vesting or delivery date of the LP Units and/or cash received minus the amount, if any, paid by the recipient. In addition, a recipient will have ordinary income upon the payment of a DER. We or one of our affiliates will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code limits the federal income tax deductions a publicly held company can claim for compensation in excess of $1,000,000 paid to our Executive Chairman, our Chief Financial Officer, any employee who is one of the top three highest compensated executive officers for the tax year, or for any employee who was a “covered employee” for any preceding taxable year beginning after December 31, 2016. Following the enactment of the Tax Cuts and Jobs Act, beginning with the 2018 calendar year, the $1,000,000 annual deduction limitation under Section 162(m) applies to all compensation paid to these executive officers with no exception for performance-based compensation. Accordingly, our ability to actually receive a corresponding deduction for the equity awards described above, may be limited by this new tax law.

Code Section 409A. Section 409A of the Code generally provides that any non-qualified deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) the advance election of deferrals, and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the immediate taxation (plus interest) to the Participants of the deferred compensation and the imposition of a 20% additional tax on the Participants on such deferred amounts included in the Participants' taxable income. The A&R 2018 Plan is designed so that all Awards are intended to either be exempt from or to comply with Section 409A of the Code.

New Plan Benefits

As of the date hereof, no LP Units have been granted under the A&R 2018 Plan. Awards under the A&R 2018 Plan will be granted at the discretion of the Compensation Committee and, accordingly, are not determinable. The A&R 2018 Plan is not being amended to alter any formula or other objective criteria used to determine benefits.

Awards Granted under the Existing 2018 Plan

The following table sets forth information with respect to the number of outstanding LP Units that have been granted to the named executive officers, director nominees and the specified groups set forth below under the 2018 Plan as of March 19, 2020.

Name	Restricted LP Units
Named Executive Officers
Warren G. Lichtenstein	—
Jack L. Howard	—
William T. Fejes, Jr.	100,000
Director Nominees
John P. McNiff	5,357
Joseph L. Mullen	5,357
General Richard I. Neal	5,357
Lon Rosen	5,357
James Benenson III	5,357
Eric P. Karros	5,357
Rory H. Tahari	5,357
Other Persons
Each associate of the above-named executive officers or director	—
Each other person who received or is to receive 5% of such restricted LP units	—
Groups of Persons
All director nominees as a group	37,499
All executive officers	150,000
All non-executive officer employees a group	—

No options or other awards have yet been granted under the existing 2018 Plan.

Required Vote and Board Recommendation

The affirmative vote of a majority of the voting power of the outstanding voting LP Units entitled to vote and present in person or by proxy is required to approve the A&R 2018 Plan. If you indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum. If you hold your LP Units through a broker and you do not instruct your broker on how to vote on this proposal, as is discussed above, your broker will not have the authority to vote your uninstructed LP Units on this proposal. Abstentions will count as votes “against” and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF THE A&R 2018 PLAN.

DEADLINE FOR SUBMISSION OF LIMITED PARTNER PROPOSALS
FOR 2021 ANNUAL MEETING OF LIMITED PARTNERS

Pursuant to Rule 14a-8 of the Exchange Act (“Rule 14a-8”), unitholders are entitled to present proposals for consideration at forthcoming limited partner meetings provided that they comply with the proxy rules promulgated by the SEC and our LP Agreement. Limited Partners wishing to present a proposal at our 2021 Annual Meeting of Limited Partners must submit such proposal to our Corporate Secretary at our principal executive offices by December 4, 2020, if they wish for it to be eligible for inclusion in the Proxy Statement and form of proxy relating to that meeting. Subject to applicable SEC rules and guidance, we reserve the right to take appropriate action to rule out of order or reject any proposal that does not comply with Rule 14a-8 and other applicable requirements.

In addition, under our LP Agreement, a unitholder wishing to nominate a person to our Board at the 2021 Annual Meeting of Limited Partners (but not include such nomination in the proxy statement) or wishing to make a proposal with respect to any other matter (but not include such proposal in the proxy statement) at the 2021 Annual Meeting of Limited Partners, must submit advance notice of the director nomination or unitholder proposal, as well as the required information specified in our LP Agreement, to our Corporate Secretary at our principal executive offices no earlier than January 18, 2021 and no later than February 17, 2021; provided, however, if the 2021 Annual Meeting of Limited Partners occurs on a date more than 30 days earlier or 70 days later than the anniversary of the Annual Meeting, then to be timely the required information must be delivered by the unitholder no later than 90 days prior to and no earlier than 120 days prior to the 2021 Annual Meeting of Limited Partners or 10 days following the day on which public announcement (in a filing under the Exchange Act or by press release) of the date of the 2021 Annual Meeting of Limited Partners is first made by our Board. A unitholder's notice of proposal shall include (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such unitholder and the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the unitholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and address of such unitholder, as they appear on the Company's books, and of such beneficial owner and (b) the class and number of LP Units that are owned beneficially and held of record by such unitholder and such beneficial owner. See “Consideration of Director Nominees; New Nominees for Director – Limited Partner Nominees” for a discussion of the information required to be submitted with unitholder director nominations. The requirements for advance notice of unitholder proposals under the LP Agreement does not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those unitholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or unitholder proposal that does not comply with the LP Agreement and other applicable requirements.

HOUSEHOLDING OF PROXIES

Under rules adopted by the SEC, we are permitted to deliver a single copy of the proxy materials to any household at which two or more unitholders reside if we believe the unitholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each unitholder will continue to be entitled to submit a separate proxy or voting instructions.

The Company is not householding this year for those unitholders who own their LP Units directly in their own name. If you share the same last name and address with another Company unitholder who also holds his or her LP Units directly, and you would each like to start householding for the Company's proxy materials, please contact us at Legal Department, Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

Some brokers and nominees who hold LP Units on behalf of unitholders may be participating in the practice of householding proxy materials for those unitholders. If your household receives a single copy of proxy materials, but you would like to receive your own copy, please contact us as stated above, and we will promptly send you a copy. If a broker or nominee holds LP Units on your behalf and you share the same last name and address with another unitholder for whom a broker or nominee holds LP Units, and together both of you would like to receive only a single set of the Company's disclosure documents, please contact your broker or nominee as described in the voter instruction card or other information you received from your broker or nominee.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

DELINQUENT SECTION 16(A) REPORTS

Section 16 of the Exchange Act requires our directors and certain of our officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of Section16(a) forms filed with the SEC during the last fiscal year and written representations from our officers who are required to file Section 16(a) forms and our directors, we believe that all Section 16(a) filing requirements were timely met during 2019.

SOLICITATION OF PROXIES

Our Board is soliciting the proxy included with this Proxy Statement for use at the Annual Meeting. We will pay the expenses of soliciting proxies for the Annual Meeting. After the mailing of the proxy cards and other soliciting materials, we and/or our agents, including our directors, officers or employees, also may solicit proxies by mail, telephone, facsimile, email or in person. After the mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our LP Units forward copies of the proxy cards and other soliciting materials to persons for whom they hold LP Units and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so. Our directors, officers and employees will not receive any additional compensation for any soliciting efforts in which they may be engaged.

ANNUAL REPORT

The Annual Report is available along with other materials relating to the Annual Meeting at https://ir.steelpartners.com/investor-relations. Upon written request of a unitholder, the Company will furnish without charge a copy of our Annual Report, including the financial statements and financial statement schedules. If you would like to request a copy, please contact Steel Partners Holdings L.P. at 590 Madison Avenue, 32nd Floor, New York, New York, Attn.: Corporate Secretary, or mreda@steelpartners.com.

In addition, our financial reports and recent filings with the SEC are available at www.sec.gov and on our website at https://ir.steelpartners.com/investor-relations. Information contained on our website is not part of this Proxy Statement.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the LP Units they represent as the Board may recommend.

Whether or not you plan to attend the Annual Meeting, please cast your vote online, via telephone, or complete, date, sign and promptly return the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope before the Annual Meeting so that your LP Units will be represented at the Annual Meeting.

It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. You may revoke the proxy at any time before it is exercised. If you attend the Annual Meeting virtually, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own LP Units. If your LP Units are held in a brokerage, bank or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on March 19, 2020, in order to vote your LP Units virtually at the Annual Meeting.

By Order of the Board of Directors of the General Partner

/s/ Warren G. Lichtenstein

Warren G. Lichtenstein
Executive Chairman

Appendix A

STEEL PARTNERS HOLDINGS L.P.

Amended & Restated 2018 Incentive Award Plan

Article 1
Establishment and Purpose

1.1   Establishment and Purpose of the Plan. The Steel Partners Holdings L.P. Amended & Restated 2018 Incentive Plan (the “Plan”) has been adopted by Steel Partners Holdings GP Inc., a Delaware corporation (the “General Partner”), the general partner of Steel Partners Holdings, L.P., a Delaware limited partnership (the “Partnership”). The purpose of the Plan is to promote the interests of the General Partner, the Partnership and its unitholders by strengthening its ability to attract, retain and motivate qualified individuals to serve as Directors, Employees and Consultants (each as defined below).

1.2   Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Partnership’s unitholders (the “Effective Date”). The Plan will be deemed to be approved by the unitholders if it receives the affirmative vote of the holders of a majority of the units of the Partnership present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Partnership’s Seventh Amended and Restated Agreement of Limited Partnership, as amended from time to time (the “Partnership Agreement”).

1.3   Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a)   “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question, including any subsidiary. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. As used herein, the term “subsidiary” means any corporation, partnership, venture or other entity in which the Partnership holds, directly or indirectly, a fifty percent (50%) or greater ownership interest.

(b)   “ASC Topic 718” means Accounting Standards Codification Topic 718, Compensation — Stock Compensation, or any successor accounting standard.

(c)   “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Units are listed, quoted or traded.

(d)   “Award” means, individually or collectively, an Option, Unit Appreciation Right, Restricted Unit, Phantom Unit, Substitute Award, Performance Award, or Other Unit Based Award granted under the Plan and includes, as appropriate, any tandem DERs granted with respect to an Award (other than a Restricted Unit or Unit Award).

(e)   “Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in any electronic medium, may be limited to a notation on the books and records of the Partnership and, with the approval of the Committee, need not be signed by a representative of the Partnership or a Participant. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

(f)   “Board” or “Board of Directors” means the Board of Directors of the General Partner.

(g)   “Cause” means a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Partnership or its Affiliates public disgrace or disrepute, or materially and adversely affects the Partnership’s or its Affiliates’ operations or financial performance or the relationship the Partnership has with its customers, (ii) gross negligence or willful misconduct with respect to the Partnership or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment or other service; (iii) alcohol abuse or use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Partnership or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Partnership or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; or (vi) any breach of any obligation or duty to the Partnership or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Partnership (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

(h)   “Change in Control” shall be deemed to have occurred if

(i)   any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Partnership or any of its Affiliates, (B) any trustee or other fiduciary holding securities under any employee benefit plan of the Partnership or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by the unitholders of the Partnership in substantially the same proportions as their ownership of Units) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, by way of merger, consolidation, recapitalization, reorganization or otherwise, of fifty percent (50%) or more of the total voting power of the then outstanding voting securities of the General Partner or the Partnership; or

(ii)   the General Partner or an Affiliate of the General Partner or an Affiliate of the Partnership ceases to be the general partner of the Partnership; or

(iii)   during any period of two (2) consecutive years, individuals who, at the beginning of such period, constitute the Board of Directors of the General Partner and any new Director whose election by the Board of Directors or nomination for election by the General Partner’s stockholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iv)   the consummation of a merger or consolidation of the Partnership with any other company, other than a merger or consolidation which would result in the voting securities of the Partnership outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Partnership or such surviving entity outstanding immediately after such merger or consolidation; or

(v)   the consummation of a plan of complete liquidation of the General Partner or the Partnership or the sale or disposition by the General Partner or the Partnership of all or substantially all the Partnership’s assets; or

(vi)   any other event specified as a “Change in Control” in an applicable Award Agreement.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (i), (ii), (iii), (iv), (v) or (vi) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

(i)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

(j)   “Committee” means the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan.

(k)   “Consultant” means an individual (who is not an Employee) who renders consulting or advisory services to the General Partner, the Partnership or any of their respective Affiliates.

(l)   “Director” means an individual who is a member of the Board or the board of directors of an Affiliate of the General Partner or the Partnership who is not an Employee or Consultant (other than in that individual’s capacity as a Director).

(m)   “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, absence of an Employee from work under the relevant long term disability plan of the General Partner, Partnership or an Affiliate thereof; provided, however, that for accelerated vesting upon the occurrence of a disability, the Participant must be described in Section 22(e)(3) of the Code. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is considered “disabled” under Section 409A(a)(2)(C)(i) or (ii) of the Code.

(n)   “Distribution Equivalent Right” or “DER” means a contingent right, granted alone or in tandem with a specific Award, to receive with respect to each Unit subject to the Award an amount in cash, Units and/or Phantom Units, as determined by the Committee in its sole discretion, equal in value to the distributions made by the Partnership with respect to a Unit during the period such Award is outstanding.

(o)   “Effective Date” has the meaning set forth in Section 1.2.

(p)   “Employee” means any employee of the Partnership, the General Partner or any of their Affiliates.

(q)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

(r)   “Executive Chairman” means the then-current executive chairman of the General Partner.

(s)   “Exercise Price” means the price at which a Unit may be purchased by a Participant pursuant to an Option or UAR, as determined by the Committee.

(t)   “Fair Market Value” or “FMV” means, as of any date, the value of Units determined as follows:

(i)   If the Units are listed on one or more established stock exchanges or national market systems, the Fair Market Value shall be the closing sales price for such Units (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Units are listed on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the immediately preceding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)   If the Units are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such Units as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Unit shall be the mean between the high bid and low asked prices for the Units on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)   In the absence of an established market for the Units of the type described in (a) and (b), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation, which method may be set forth with greater specificity in the Award Agreement, (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code and Treas. Reg. Section 1.409A-1(b)(5)(iv)(B)), which determination shall be conclusive and binding on all interested parties. Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Units and the development of the Partnership’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Units and the development of the Partnership’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Units (by a qualified valuation expert); or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value.

(u)   “General Partner” has the meaning set forth in Section 1.1.

(v)   “Good Reason” means in connection with a Termination of Employment by a Participant within two (2) years following a Change in Control, (a) a material adverse alteration in the Participant’s position or in the nature or status of the Participant’s responsibilities from those in effect immediately prior to the Change in Control, or (b) any material reduction in the Participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (c) the relocation of the Participant’s principal place of employment to a location that is more than fifty (50) miles from the location where the Participant was principally employed at the time of the Change in Control or materially increases the time of the Participant’s commute as compared to the Participant’s commute at the time of the Change in Control (except for required travel on the Partnership’s, General Partner’s, or their Affiliate’s business to an extent substantially consistent with the Participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

In order to invoke a Termination of Employment for Good Reason, a Participant must provide written notice to the Partnership, General Partner, Affiliate thereof, or the employer with respect to which the Participant is employed or providing services of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Participant’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Partnership, General Partner, or Affiliate, as applicable, shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Partnership, General Partner, Affiliate, or the Employer fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within two (2) years following the event giving rise to Good Reason in order for such termination as a result of such condition to constitute a Termination of Employment for Good Reason.

(w)   “Insider” means an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Partnership, as those terms are defined under Section 16 of the Exchange Act.

(x)   “Option” means an option to purchase Units granted under the Plan.

(y)   “Other Unit-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 8.

(z)   “Participant” means a current or former Employee, Consultant, or Director who, in any such case, holds an outstanding Award granted under the Plan.

(aa)   “Partnership Agreement” has the meaning set forth in Section 1.2.

(bb)   “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

(cc)   “Performance Award” means a right granted to a Participant pursuant to Article 8 to receive an Award based upon performance criteria specified by the Committee.

(dd)   “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, governmental agency or political subdivision thereof or other entity (including any “person” or “group” (as those terms are used in Section 13(d) or 14(d) of the Exchange Act)).

(ee)   “Phantom Unit” means a notional interest granted under the Plan which upon vesting entitles the Participant to receive, at the time of settlement, a Unit or an amount of cash equal to the Fair Market Value of a Unit, as determined by the Committee in its sole discretion.

(ff)   “Plan” has the meaning set forth in Article 1.

(gg)   “Qualified Member” means a member of the Committee who is a “nonemployee director” within the meaning of Rule 16b-3(b)(3) of the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

(hh)   “Restriction Period” means the period when Restricted Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 7.

(ii)   “Restricted Unit” means an Award granted pursuant to Section 7.10 as to which the Restriction Period has not lapsed.

(jj)   “SEC” means the Security and Exchange Commission, or any successor thereto.

(kk)   “Substitute Award” means an award granted pursuant to Article 8 of the Plan.

(ll)“Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Partnership, the General Partner or of any Affiliate thereof, including but not limited to where the employing company ceases to be an Affiliate. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code.

(mm)   “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

(nn)   “Unit” or “Units” means a common unit or common units of the Partnership.

(oo)   “Unit Appreciation Right” or “UAR” means a right granted pursuant to Article 6 to receive a payment equal to the excess of the Fair Market Value of a specified number of Units on the date the UAR is exercised over the Fair Market Value on the date the UAR was granted as set forth in the applicable Award Agreement.

(pp)   “Unit Award” means a grant of a Unit that is not subject to a Restricted Period.

(qq)   “Unit Distribution Right” or “UDR” means an distribution made by the Partnership with respect to a Restricted Unit.

(rr)   “Withholding Taxes” has the meaning set forth in Section 13.1.

Article 3
Administration

3.1   The Committee. The Plan shall be administered by the Committee. The Committee shall consist solely of two or more individuals, each of whom qualifies as (a) a “non-employee director” within the meaning of Rule 16b-3(b)(3) of the Exchange Act or any successor rule or regulation thereto as in effect from time to time, and (b) an “independent director” under the listing requirements of the NYSE, or any similar rule or listing requirement that may be applicable to the Partnership from time to time.

3.2   Authority of the Committee. The Committee shall have complete control over the administration of the Plan and shall have the authority in its sole discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of performance criteria, (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Units acquired pursuant to such Award shall be Restricted Units, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (2) accelerate the time or times at which Units are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Units delivered pursuant to such Award shall be Restricted Units, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), or (3) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Units, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (2) Units, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (3) Awards may be settled by the Partnership or Affiliates or any of its designees.

3.3   Committee Decisions Final. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Partnership, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions shall be final and binding upon the Participants, the Partnership, and all other interested persons, including but not limited to the Partnership, its unitholders, Employees, Participants, and their estates and beneficiaries.

3.4   Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or the Executive Chairman the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 3; provided, however, that in no event shall the Executive Chairman be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Partnership (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under the Partnership Agreement, the General Partner’s Certificate of Incorporation, Bylaws and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the Partnership Agreement and the General Partner’s Certificate of Incorporation and Bylaws, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.4 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

3.5   Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Partnership and the General Partner from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Partnership and the General Partner an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Partnership Agreement and the General Partner’s Certificate of Incorporation and Bylaws, as a matter of law, or otherwise, or any power that the Partnership may have to indemnify them or hold them harmless.

3.6   Exemptions from Section 16(b) Liability. It is the intent of the General Partner that the grant of any Awards to, or other transaction by, a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 of the Exchange Act or another applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 of the Exchange Act or such other exemption as then applicable to any such transaction, such provision shall be construed or deemed amended or inoperative to the extent necessary to conform to the applicable requirements of Rule 16b-3 of the Exchange Act so that such Participant shall avoid liability under Section 16(b) of the Exchange Act (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3 of the Exchange Act).

Article 4
Units Subject to the Plan

4.1   Number of Units. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Units which may be issued or transferred pursuant to Awards under the Plan shall be one million (1,000,000) Units. Units issued pursuant to the Plan may consist, in whole or in part, of newly issued Units, Units in the open market, Units acquired from the Partnership, General Partner, any of their Affiliates, or any other Person, or any combination of the foregoing, as determined by the Committee in its discretion.

4.2   Unit Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Units available for grant under the Plan or compliance with the foregoing limits:

(a)   If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Units acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Units allocable to the terminated portion of such Award or such forfeited Units shall again be available for issuance under the Plan.

(b)   Units shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(c)   If the exercise price of an Option is paid by tender to the Partnership, or attestation to the ownership, of Units owned by the Participant, or an Option is settled without the payment of the exercise price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of Units available for issuance under the Plan shall be reduced by the gross number of Units for which the Option is exercised or the other Award has vested or been delivered.

4.3   Anti-Dilution Adjustments.

(a)   Equity Restructuring. With respect to any “equity restructuring” event (within the meaning of ASC Topic 718) that could result in an additional compensation expense to the Company or the Partnership or any of their Affiliates pursuant to the provisions of ASC Topic 718 if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of Units covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such event and shall adjust the number and type of Units (or other securities or property) with respect to which Awards may be granted under the Plan after such event. With respect to any other similar event that would not result in an ASC Topic 718 accounting charge if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards and the number and type of Units (or other securities or property) with respect to which Awards may be granted under the Plan in such manner as it deems appropriate with respect to such other event.

(b)   Other Changes in Capitalization. In the event of any non-cash distribution, Unit split, combination or exchange of Units, merger, consolidation or distribution (other than normal cash distributions) of Partnership assets to unitholders, or any other change affecting the Units of the Partnership, other than an “equity restructuring,” the Committee may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of Units that may be issued under the Plan; (ii) the number and kind of Units (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per Unit for any outstanding Awards under the Plan. The Committee may make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section 4.3) affecting the Partnership or the financial statements of the Partnership or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Adjustments under this Section 4.3 shall be consistent with Section 409A of the Code, to the extent applicable, and adjustments pursuant to the determination of the Committee shall be conclusive and binding on all Participants under the Plan (and all other Persons).

4.4   Limitation on Number of Units Granted to Directors. Notwithstanding any provision in the Plan to the contrary, the sum of the grant date fair value of equity-based Awards and the amount of any cash-based Awards granted to a Director during any calendar year shall not exceed five hundred thousand dollars ($500,000).

Article 5
Eligibility and Participation

5.1   General. Persons eligible to be designated as Participants in this Plan include Employees, Consultants and Directors, as determined by the Committee; provided, that an Employee, Consultant or Director must be an “employee” (within the meaning of General Instruction A.1(a) to Form S-8) of the Partnership or a parent or subsidiary of the Partnership to be eligible to receive such an Award if such individual will be granted an Award that shall, or may, be settled in Units.

5.2   Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Partnership, the Participant’s degree of responsibility for and contribution to the growth and success of the Partnership, the General Partnership or any Affiliate, and the Participant’s length of service. No Employee, Consultant or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

5.3   Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the Unit limitations contained in Section 4.1 of the Plan.

Article 6
Options and Unit Appreciation Rights

6.1   Grant of Options and UARs. Subject to the terms and provisions of the Plan, Options and UARs may be granted to Participants in such number, and upon such terms and conditions, and at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Units subject to Options and UARs granted to each Participant, subject to the limitations set forth in this Article 6.

6.2   Award Agreement. Each Option and UAR grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Option or UAR, including the Exercise Price, the maximum duration of the Option or UAR, the number of Units to which the Option or UAR pertains, the conditions upon which an Option or UAR shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

6.3   Exercise Price. Unless a greater Exercise Price is determined by the Committee, except for Substitute Awards, the Exercise Price for each Option and UAR awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Unit on the date the Option or UAR is granted.

6.4   Duration of Options and UARs. Each Option and UAR shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option or UAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5   Vesting of Options and UARs. A grant of Options and UARs shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence. The Committee shall have the right to accelerate the vesting of any Option and UAR.

6.6   Exercise of Options and UARS. Options and UARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Exercises of Options and UARs may be effected only on days and during the hours NYSE is open for regular trading. The Partnership may change or limit the times or days Options and UARs may be exercised. If an Option or UAR expires on a day or at a time when exercises are not permitted, then the Option or UAR, as applicable, may be exercised no later than the immediately preceding date and time that the Option or UAR was exercisable.

An Option or UAR shall be exercised by providing notice to the designated agent selected by the Partnership (if no such agent has been designated, then to the Partnership), in the manner and form determined by the Committee, which notice shall be irrevocable, setting forth the exact number of Units with respect to which the Option or UAR is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option or UAR has been transferred, the Partnership or its designated agent may require appropriate documentation that the person or persons exercising the Option or UAR, as applicable, if other than the Participant, has the right to exercise the Option or UAR. No Option or UAR may be exercised with respect to a fraction of a Unit.

6.7   Payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Units shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Partnership. The Committee may, from time to time, determine or modify the method or methods of exercising Options and UARs or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part, to the extent permitted by Applicable Law, payment may be made by any of the following:

(a)   cash or certified or bank check;

(b)   delivery of Units owned by the Participant duly endorsed for transfer to the Partnership, with a Fair Market Value of such Units delivered on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Units being acquired;

(c)   if the Partnership has designated a stockbroker to act as the Partnership’s agent to process Option or UAR exercises, an Option or UAR may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Units to be received from the Option or UAR exercise to pay the Exercise Price of the Option or UAR being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Partnership. In the event the stockbroker sells any Units on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Partnership disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stockbroker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Units shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Partnership;

(d)   at any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option or UAR may be settled by “net exercise,” which shall mean upon exercise of an Option or UAR, the Partnership may fully satisfy its obligation under the Option or UAR by delivering that number of Units found by taking the difference between (i) the Fair Market Value of the Units on the exercise date, multiplied by the number of Options and/or UARs being exercised and (ii) the total Exercise Price of the Options and/or UARs being exercised, and dividing such difference by the Fair Market Value of the Units on the exercise date; or

(e)   any combination of the foregoing methods.

If payment is made by the delivery of Units, the value of the Units delivered shall be equal to the then most recent Fair Market Value of the Units established before the exercise of the Option or UAR. Restricted Units may not be used to pay the Exercise Price. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Partnership or General Partner shall be permitted to pay the Exercise Price of an Option or UAR in any method which would violate Section 13(h) of the Exchange Act.

6.8   Termination of Employment. Unless otherwise provided by the Committee, the following limitations on exercise of Options and UARs shall apply upon Termination of Employment:

(a)   Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options and UARs granted to that Participant shall immediately vest as of the date of Termination of Employment and may be exercised, if at all, no more than 12 months from the date of the Termination of Employment, unless the Options or UARs, by their terms, expire earlier.

(b)   Termination for Cause. In the event of the Participant’s Termination of Employment by the Partnership for Cause, all outstanding Options and UARs held by the Participant shall immediately be forfeited to the Partnership and no additional exercise period shall be allowed, regardless of the vested status of the Options and UARs.

(c)   Other Termination of Employment. In the event of the Participant’s Termination of Employment for any reason other than the reasons set forth in (a) or (b), above:

(i)   All outstanding Options and UARs which are vested as of the effective date of Termination of Employment may be exercised, if at all, no more than five (5) years from the date of Termination of Employment if the Participant is eligible to retire, or three (3) months from the date of the Termination of Employment if the Participant is not eligible to retire, as the case may be, unless in either case the Options and UARs, by their terms, expire earlier; and

(ii)   In the event of the death of the Participant after Termination of Employment, this paragraph (c) shall still apply and not paragraph (a), above.

(d)   Options and UARs not Vested at Termination. Except as provided in paragraph (a) above or as otherwise provided by the Committee, all Options and UARs held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Partnership (and the Units subject to such forfeited Options and UARs shall once again become available for issuance under the Plan).

(e)   Other Terms and Conditions. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options and UARs, whether or not the Options and UARs are outstanding, but no such modification shall shorten the terms of Options and UARs issued prior to such modification or otherwise be materially adverse to the Participant.

6.9   Restrictions on Exercise and Transfer of Options and UARs. Except as otherwise provided in a Participant’s Award Agreement or otherwise at any time by the Committee:

(a)   During the Participant’s lifetime, the Participant’s Options and UARs shall be exercisable only by the Participant or by the Participant’s guardian or legal representative. After the death of the Participant, except as otherwise provided by Article 9, an Option or UAR shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent’s estate) or his or her guardian or legal representative.

(b)   No Option or UAR may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated except: (i) in the case of the Participant, only upon the Participant’s death and in accordance with Article 9; and (ii) in the case of any holder after the Participant’s death, only by will or by the laws of descent and distribution; and (iii) pursuant to a domestic relations order. With respect to those Options and UARs, if any, that are permitted to be transferred to another Person, references in the Plan to exercise or payment of the Exercise Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

Article 7
Restricted Units and Phantom Units

7.1   Grant of Restricted Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Units to Participants in such amounts, subject to the limitations in Article 4, and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Units may be conditioned upon the achievement of performance criteria.

7.2   Restricted Unit Agreement. The Committee may require, as a condition to receiving a Restricted Unit Award, that the Participant enter into a Restricted Unit Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Unit Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Unit certificate representing the Restricted Unit, in the resolution approving the Award, or in such other manner as it deems appropriate. If certificates representing the Restricted Units are registered in the name of the Participant, any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Units recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. The Committee may require that the unit certificates or book-entry registrations evidencing Restricted Units be held in custody by a designated escrow agent (which may but need not be the Partnership) until the restrictions thereon shall have lapsed, and that the Participant deliver a unit power, endorsed in blank, relating to the Units covered by such Award.

7.3   Transferability. Except as otherwise provided in this Article 7, and subject to any additional terms in the grant thereof, Restricted Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until fully vested other than in accordance with Article 9 or pursuant to a domestic relations order.

7.4   Restrictions. The Restricted Units shall be subject to such vesting terms, including the achievement of performance criteria, as may be determined by the Committee in accordance with Section 3.2. Unless otherwise provided by the Committee, to the extent a Restricted Unit is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Unit shall be forfeited. The Committee may impose such other conditions and/or restrictions on any Restricted Unit granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each Restricted Unit and/or restrictions under applicable Federal or state securities laws; and may legend the certificate representing a Restricted Unit to give appropriate notice of such restrictions. The Committee may also grant a Restricted Unit without any terms or conditions in the form of a vested Unit Award.

The Partnership shall also have the right to retain the certificates representing Restricted Units in the Partnership’s possession until such time as the Restricted Units are fully vested and all conditions and/or restrictions applicable to such Restricted Units have been satisfied.

7.5   Removal of Restrictions. Except as otherwise provided in this Article 7 or otherwise provided in the grant thereof, Restricted Units covered by each Restricted Unit grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, but subject to Section 3.2, shall have the right to immediately vest the Restricted Units and waive all or part of the restrictions and conditions with regard to all or part of the Restricted Units held by any Participant at any time.

7.6   Voting Rights and UDRs. Participants holding Restricted Units granted hereunder may exercise full voting rights and, unless otherwise provided in an Award Agreement, shall receive UDRs with respect to such Units. The Committee may require UDRs, other than regular cash UDRs, paid to Participants with respect to Restricted Units be subject to the same restrictions and conditions as the Restricted Units with respect to which they were paid. If any such UDRs are paid in Units, the Units shall automatically be subject to the same restrictions and conditions as the Restricted Units with respect to which they were paid. In addition, with respect to a Restricted Unit, UDRs shall only be paid out to the extent that the Restricted Unit vests. Any cash UDRs and unit UDRs with respect to the Restricted Unit shall be withheld by the Partnership for the Participant’s account, and interest may be credited on the amount of the cash UDR withheld at a rate and subject to such terms as determined by the Committee. The cash UDRs or unit UDRs so withheld by the Committee and attributable to any particular Restricted Unit (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in common Units having a Fair Market Value equal to the amount of such UDRs, if applicable, upon the release of restrictions on such Restricted Unit and, if such Restricted Unit is forfeited, the Participant shall have no right to such UDRs.

7.7   Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on an outstanding Restricted Unit held by the Participant shall immediately lapse and the Restricted Unit shall immediately become fully vested as of the date of Termination of Employment.

7.8   Termination of Employment for Other Reasons. Unless otherwise provided by the Committee in accordance with Section 3.2, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 7.7 herein, all Restricted Units held by the Participant which are not vested as of the effective date of Termination of Employment immediately shall be forfeited and returned to the Partnership.

7.9   Phantom Units. In lieu of or in addition to Restricted Units, the Committee may grant Phantom Units under such terms and conditions as shall be determined by the Committee in accordance with Section 3.2. Phantom Units shall be subject to the same terms and conditions under this Plan as Restricted Units except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by or exempt from Section 409A of the Code), and the Participant holding such Phantom Units shall receive, as determined by the Committee, Units (or cash equal to the Fair Market Value of the number of Units as of the date the Award becomes payable) equal to the number of such Phantom Units. Phantom Units shall not be transferable, shall have no voting rights, and, unless otherwise determined by the Committee, shall not receive distributions or DERs (which in any event shall only be paid out to the extent that the Phantom Units vest). Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 8
Other Types of Awards

8.1   Performance Awards. Any Participant selected by the Committee may be granted one or more Performance Awards which shall be denominated in a number of Units and which may be linked to any one or more specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

Payment shall be made in a single lump sum as soon as reasonably practicable following the end of the Performance Period, but not later than the fifteenth (15th) day of the third (3rd) month following the end of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any distributions declared with respect to Units which have been earned in connection with grants of Performance Units which have been earned but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Units that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals in accordance with Section 409A of the Code.

8.2   Distribution Equivalent Rights.

(a)   Any Participant selected by the Committee may be granted DERs based on distributions on the Units that are subject to any Award, to be credited as of distribution payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such DER shall be converted to cash or additional Units by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code. DERs granted with respect to Options or UARs shall be payable, with respect to pre-exercise periods, regardless of whether such Option or UAR is subsequently exercised. Notwithstanding the foregoing, DERs granted by the Committee hereunder shall only be paid out to the extent that the Award vests.

8.3   Substitute Awards. Awards may be granted under the Plan in substitution for similar awards held by individuals who become Employees, Consultants or Directors as a result of a merger, consolidation or acquisition by the Partnership, or an Affiliate of the Partnership, of another entity or the assets of another entity. Such Substitute

Awards that are Options or Unit Appreciation Rights may have exercise prices less than the Fair Market Value of a Unit on the date of the substitution if such substitution complies with Section 409A of the Code and other Applicable Laws and exchange rules.

8.4   Other Unit-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with Units or the right to purchase Units or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in Units and which may be linked to any one or more of specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

8.5   Term. Except as otherwise provided herein, the term of any Performance Award, DER, Deferred Unit Award, Substitute Award, or Other Unit-Based Award shall be set by the Committee in its discretion.

8.6   Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Performance Award, DER, Deferred Unit Award, Substitute Award, or Other Unit-Based Award; provided, however, that such price shall not be less than the Fair Market Value of a Unit on the date of grant, unless otherwise permitted by Applicable Law.

8.7   Exercise Upon Termination of Employment or Service. A Performance Award, DER, Deferred Unit Award, Substitute Award, or Other Unit-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a Director, as applicable; provided, however, that subject to Section 3.2, the Committee in its sole and absolute discretion may provide that a Performance Award, DER, Deferred Unit Award, Substitute Award, or Other Unit-Based Award may be exercised or paid subsequent to a Termination of Employment without Cause. In the event of the Termination of Employment of a Participant by the Partnership, General Partner or an Affiliate thereof for Cause, all Awards under this Article 8 shall be forfeited by the Participant to the Partnership.

8.8   Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Units or a combination of both, as determined by the Committee.

8.9   Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

8.10   Nontransferability. Unless otherwise provided by the Committee, all Awards under this Article 8 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 9 or pursuant to a domestic relations order.

Article 9
Beneficiary Designation

Notwithstanding Sections 6.9, 7.3, 7.9 and 8.10, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

Article 10
Employee Matters

10.1   Limitation of Rights in Units. A Participant shall not be deemed for any purpose to be a unitholder of the Partnership with respect to any of the Units subject to an Award, unless and until Units shall have been issued therefor and delivered to the Participant or his agent. Any Unit to be issued pursuant to an Award granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Partnership Agreement.

10.2   Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Partnership, the General Partner, or any Affiliate thereof, to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Partnership, the General Partner, or any Affiliate thereof, subject to the terms of any separate employment, consulting agreement, provision of law, partnership agreement, corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Partnership, the General Partner, or any Affiliate thereof.

Article 11
Change in Control

11.1   Vesting Upon Change in Control. For the avoidance of doubt, the Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change in Control except as provided in this Section 11.1 and/or Section 12.5. In the event of a Change in Control after the date of the adoption of the Plan, then:

(a)   to the extent an outstanding Award subject solely to time-based vesting is not assumed or replaced by a comparable Award referencing shares of the capital units or stock of the successor entity or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of units and the exercise prices, if applicable, then any outstanding Award subject solely to time-based vesting then held by Participants that is unexercisable, unvested or still subject to restrictions or forfeiture shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change in Control;

(b)   all Awards that vest subject to the achievement of any performance goal, target performance level, or similar performance-related requirement shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, either (A) be canceled and terminated without any payment or consideration therefor; or (B) automatically vest based on: (1) actual achievement of any applicable performance goals through the date of the Change in Control, as determined by the Committee in its sole discretion; or (2) achievement of target performance levels (or the greater of actual achievement of any applicable performance goals through the date of the Change in Control, as determined by the Committee in its sole discretion, and target performance levels); provided that in the case of vesting based on target performance levels such Awards shall also be prorated based on the portion of the Performance Period elapsed prior to the Change in Control; and, in the case of this clause (B), shall be paid at the earliest time permitted under the terms of the applicable agreement, plan or arrangement that will not trigger a tax or penalty under Section 409A of the Code, as determined by the Committee;

(c)   to the extent that an outstanding Award is vested and/or exercisable at the time of the Change in Control (including under Section 11.1(a), Section 11.1(b) and/or Section 11.2), the Committee may cancel all such outstanding Options or UARs in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Units underlying the unexercised portion of such Option or UAR as of the date of the Change in Control over the Exercise Price of such portion, provided that any Option or UAR with an Exercise Price that equals or exceeds the Fair Market Value of a Unit on the date of such Change in Control shall be cancelled with no payment due the Participant; and

(d)   each outstanding Award that is assumed in connection with a Change in Control, or is otherwise to continue in effect subsequent to the Change in Control, will be appropriately adjusted, immediately after the Change in Control, as to the number and class of securities and other relevant terms in accordance with Section 4.3.

11.2   Termination of Employment Upon Change in Control. Unless the Committee provides otherwise, upon a Participant’s Termination of Employment (i) by the Partnership, the General Partner, any of their Affiliates or the successor or surviving entity without Cause, or (ii) by the Participant for Good Reason (including the Termination of Employment of the Participant if he or she is employed by an Affiliate of the Partnership or an Affiliate of the General Partner at the time the Partnership or General Partner sells or otherwise divests itself of such Affiliate) on or within two (2) years following a Change in Control, all outstanding Awards shall immediately become fully vested and exercisable; provided that Phantom Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within two (2) years following such Change in Control, in which case the Phantom Units shall be settled and paid out with such Termination of Employment.

Article 12
Amendment, Modification, and Termination

12.1   Amendment, Modification, and Termination of the Plan. At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Plan, in whole or in part; provided, however, that (a) to the extent necessary and desirable to comply with Applicable Law, any regulation, or stock exchange rule, the Partnership shall obtain unitholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) unitholder approval is required for any amendment to the Plan that (i) increases the number of Units available under the Plan (other than any adjustment as provided by Section 4.3), or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) changes the granting entity or (vi) changes the type of units.

12.2   Amendment of Awards. Subject to Section 4.3, at any time and from time to time, the Committee may amend the terms of any one or more outstanding Awards, provided that the Award as amended is consistent with the terms of the Plan or if necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, without limitation, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. Notwithstanding any provision in this Plan to the contrary, absent approval of the unitholders of the Partnership, no Option may be amended to reduce the per unit Exercise Price of the units subject to such Option below the per unit exercise price as of the date the Option is granted and, except as permitted by Section 4.3, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per unit Exercise Price.

12.3   Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award (other than Performance Awards) shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Partnership without the consent of any Participant.

12.4   Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, except as provided under Section 4.3 and Section 12.1, neither the Committee nor any other person may (i) amend the terms of outstanding Options or UARs to reduce the exercise or grant price of such outstanding Options or UARs; (ii) cancel outstanding Options or UARs in exchange for Options or UARs with an exercise or grant price that is less than the exercise price of the original Options or UARs; or (iii) cancel outstanding Options or UARs with an exercise or grant price above the current Unit price in exchange for cash or other securities. In addition, the Committee may not make a grant of an Option or UAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.

12.5   Cancellation and Termination of Awards. The Committee may, in connection with any merger, consolidation, unit exchange or other transaction entered into by the Partnership in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Unit subject to such Award a cash payment (or the delivery of units, other securities or a combination of cash, units and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the Fair Market Value of the Units and the purchase price per Unit (if any) under the Award multiplied by the number of Units subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.

12.6   Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Partnership in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (such twelve (12) month period is referred to below as the “identification period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph five (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the fourth (4th) month following the close of such identification period.

Article 13
Withholding

13.1   Tax Withholding. Unless otherwise provided by the Committee, the Partnership shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

13.2   Unit Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Units, the vesting of Phantom Units, the distribution of Performance Awards in the form of Units, or any other taxable event hereunder involving the transfer of Units to a Participant, the Partnership shall withhold Units equal in value, using the Fair Market Value on the date determined by the Partnership to be used to value the Units for tax purposes, to the Withholding Taxes applicable to such transaction.

Any fractional Unit payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Partnership, paid in cash to the Participant.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.8(c), herein, of the Unit acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Unit shall be deemed to be the Fair Market Value of the Unit.

If permitted by the Committee, prior to the end of any Performance Period, a Participant may elect to have a greater amount of Units withheld from the distribution of a Performance Award to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time (and further provided that such election to so withhold shall not exceed the maximum statutory tax rate prevailing in the jurisdiction(s) applicable to a participant with respect to the tax potentially due on account of such Performance Award).

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Units being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 14
Successors

All obligations of the Partnership under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Partnership, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Partnership.

Article 15
General Provisions

15.1   No Fractional Units. No fractional Units shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Units or whether such fractional Units or any rights thereto shall be forfeited or otherwise eliminated.

15.2   Reservation of Units. The Partnership shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Units as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Partnership in connection therewith.

15.3   Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of The Employee Retirement Income Security Act of 1974 (“ERISA”). With respect to any payments not yet made to a Participant by the Partnership, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Partnership. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Units or payments with respect to Options, UARs and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

15.4   Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the unitholders of the Partnership shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of unit options and restricted units other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.5   Investment Representations. The Partnership shall be under no obligation to issue any units covered by any Award unless the units to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act or the Participant shall have made such written representations to the Partnership (upon which the Partnership believes it may reasonably rely) as the Partnership may deem necessary or appropriate for purposes of confirming that the issuance of such units will be exempt from the registration requirements of that Securities Act and any applicable state securities laws and otherwise in compliance with all Applicable Law, rules and regulations, including, but not limited to, that the Participant is acquiring the units for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such units.

15.6   Registration. If the Partnership shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Units issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Units for exemption from the Securities Act or other applicable statutes, then the Partnership shall take such action at its own expense. The Partnership may require from each recipient of an Award, or each holder of Units acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Partnership and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Partnership may require of any such person that he or she agree that, without the prior written consent of the Partnership or the managing underwriter in any public offering of Units, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any Units during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 15.6, if in connection with any underwritten public offering of securities of the Partnership the managing underwriter of such offering requires that the Partnership’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of Units acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Partnership’s directors and officers are required to adhere; and (b) at the request of the Partnership or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Partnership’s directors and officers.

15.7   Placement of Legends, Stop Orders, etc. Each Unit to be issued pursuant to an Award granted under the Plan may bear a reference to any applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such Unit. All Units or other securities delivered under the Plan shall be subject to such unit transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Units are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the units to make appropriate reference to such restrictions.

15.8   Uncertificated Units. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Units, the transfer of such Units may be effected on a noncertificated basis, to the extent not prohibited by Applicable Law.

15.9   Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to unitholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.10   No Requirement for Uniformity. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

15.11   Stand-Alone, Additional, Tandem and Substitute Awards. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan. Awards granted in addition to, in substitution for, or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. Awards under the Plan may be granted in lieu of cash compensation, in which the value of Units subject to the Award is equivalent in value to the cash compensation, or in which the exercise price, grant price, or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Units minus the value of the cash compensation surrendered. Awards granted pursuant to the preceding sentence shall be designed, awarded and settled in a manner that does not result in additional taxes under Section 409A.

Article 16
Legal Construction

16.1   Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.2   Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.3   Requirements of Law. The granting of Awards and the issuance of Units under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.4   Errors. At any time the Partnership may correct any error made under the Plan without prejudice to the Partnership. Such corrections may include, among other things, changing or revoking an issuance of an Award.

16.5   Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Partnership or the General Counsel, Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Partnership or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Partnership (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Partnership may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Partnership under the Plan, it shall be delivered to the principal office of the Partnership, directed to the attention of the General Counsel of the Partnership or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Partnership or, at the option of the Partnership, to the Participant’s e-mail address as shown on the records of the Partnership.

It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Partnership. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

16.6   Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

16.7   Venue. The Partnership and the Participant to whom an award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts located in Delaware with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate state or federal court located in Delaware, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Delaware court, and no other, (c) such Delaware court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Delaware court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

16.8   409A Compliance. Awards under the Plan may be structured to be exempt from or be subject to Section 409A of the Code. To the extent that Awards granted under the Plan are subject to Section 409A of the Code, the Plan will be construed and administered in a manner that enables the Plan and such Awards to comply with the provisions of Section 409A of the Code. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (i) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (ii) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (iii) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (iv) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (y) the date that is six months after the date of the Participant’s separation from service or (z) the Participant’s death, (v) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (vi) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.

Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Partnership be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

16.9   No Obligation to Notify. The Partnership shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Partnership shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Partnership has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

Adopted:                        , 2020

VOTE BY INTERNET
Before The Annual Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 17, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Annual Meeting - Go to **www.virtualshareholdermeeting.com/SPLP2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 17, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the cost incurred by Steel Partners Holdings L.P. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D04513-P33138 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STEEL PARTNERS HOLDINGS L.P.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) John P. McNiff
02) Joseph L. Mullen
03) General Richard I. Neal
04) Lon Rosen
05) Eric P. Karros
06) James Benenson III
07) Rory H. Tahari

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D04514-P33138

STEEL PARTNERS HOLDINGS L.P.
Annual Meeting of Limited Partners
May 18, 2020 12:00 PM New York Time
This proxy is solicited by the Board of Directors of Steel Partners Holdings GP Inc.

The undersigned hereby appoints Jack L. Howard and Douglas B. Woodworth, as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated below, all the limited partnership units of Steel Partners Holdings L.P. (the "Company") held of record by the undersigned on March 19, 2020 at the Annual Meeting of Limited Partners to be held on the internet at www.virtualshareholdermeeting.com/SPLP2020 on May 18, 2020 at 12:00 PM New York Time, or any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN PROPOSAL NO. 1, AND "FOR" APPROVAL OF PROPOSAL NOS. 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side